                                                                   EXHIBIT 10.15


                                                                          Page 1
                                                               Contract #BJ16212

Pentastar Communications Inc. has applied for Confidential treatment for portions of this exhibit 10.15. An asterisk (*) indicates those portions that have been omitted pursuant to the request for confidential treatment.
A complete copy of this exhibit has been filed separately with the Securities and Exchange Commission.




                                  BELL ATLANTIC
              AUTHORIZED AGENT NETWORK SERVICES MARKETING AGREEMENT

                                 BY AND BETWEEN

                      BELL ATLANTIC NETWORK SERVICES, INC.

                                       AND

                                  USTeleCenters

                         EFFECTIVE DATE: JANUARY 1, 1999



1/1/99                   Confidential and Proprietary

                                                                          Page 2
                                                               Contract #BJ16212


                                TABLE OF CONTENTS

                                                                      PAGE

GLOSSARY OF TERMS                                                       3

ARTICLE I         - PREAMBLE                                            4

ARTICLE II        - TERMS OF AGREEMENT                                  4

ARTICLE III       - RELATIONSHIP OF THE PARTIES                         4

ARTICLE IV        - AGENT RESPONSIBILITIES                              6

ARTICLE V         - BANSI RESPONSIBILITIES                              9

ARTICLE VI        - COMPENSATION AND PAYMENT                            9

ARTICLE VII       - SERVICE APPLICATION PROCEDURE                      12

ARTICLE VIII      - LICENSE TO USE TRADE NAMES AND TRADEMARKS          13

ARTICLE IX        - CONTRACT MODIFICATIONS AND AMENDMENTS              15

ARTICLE X         - TERMINATION                                        15

ARTICLE XI        - GENERAL PROVISIONS                                 17

ARTICLE XII       - EXECUTION                                          25

APPENDICES

                  A.       COMMISSIONED SERVICES & SCHEDULES
                  B.       GLOSSARY OF MARKETING AREAS
                  C.       TRANSACTIONAL SALES REQUIREMENTS
                  D.       MARKET PLAN & FORECAST
                  E.       SUBCONTRACTOR FORM
                  F.       RESERVED LIST OF STRATEGIC BUSINESS ACCOUNTS
                  G.       GOVERNMENT REQUIREMENTS
                  H.       PA CONFIDENTIALITY



                          Confidential and Proprietary

                                                                          Page 3
                                                               Contract #BJ16212


                               GLOSSARY OF SELECTED TERMS

1. AFFILIATE - any person or entity that owns or controls, is owned or controlled by or is under the common ownership or control of an entity. Affiliates of Bell Atlantic Network Services Inc. include Bell Atlantic Internet Solutions, Bell Atlantic Long Distance and Bell Atlantic Mobile.

2. BELL ATLANTIC - NORTH - New England Telephone and Telegraph Company (doing business as Bell Atlantic - Maine, Inc., Bell Atlantic - Massachusetts, Inc., Bell Atlantic - New Hampshire, Inc., Bell Atlantic
         - Rhode Island, Inc., and Bell Atlantic - Vermont, Inc.) and New York Telephone Company (doing business as Bell Atlantic - New York, Inc.), collectively.

3. BELL ATLANTIC - SOUTH - Bell Atlantic - Delaware, Inc., Bell Atlantic - Washington, D. C., Inc., , Bell Atlantic - Maryland, Inc., Bell Atlantic - New Jersey, Inc., Bell Atlantic - Pennsylvania, Inc., Bell Atlantic - Virginia, Inc., and Bell Atlantic - West Virginia, Inc., collectively.

4. BUSINESS CUSTOMER - any customer who is designated by BANSI under a business classification for purposes of service provision.

5. CERTIFICATION - the successful completion by agent's salespersons of a series of training courses prescribed by BANSI.

6. DESIGNATED SALES AREA - the geographic area, specified in Appendix D, within which agent is authorized to sell the Telephone Company retail services listed in Appendix A.

7. INCIDENTAL SALES AREA - the geographic area specified Appendix D, which is outside the agent's Designated Sales Area, within which Agent may make up to 10% of its total sales to companies whose headquarters are in Agent's Designated Sales Area. Agent is not authorized to proactively market Business Customers in the Incidental Sales Area to companies that do not have headquarters in Agent's Designated Sales Area.

8. INSTALLATION - the completion of the placement of the equipment and facilities necessary to support Telephone Company Services or, where the placement of equipment and facilities is not necessary, the completion of the BANSI service order processes necessary for the Customer to use the Service.

9. SERVICES - when capitalized, means those Telephone Company retail services which are listed in Appendix A.

10. STRATEGIC BUSINESS ACCOUNTS - the accounts (along with the accounts of their affiliates, subsidiaries and divisions) which BANSI designates as managed exclusively by BANSI's internal marketing and sales force.

11. SUBCONTRACTOR - third party firms, partnerships, organizations, or 1099 employees that Agent employs for the purpose of selling Services under this Agreement.

12. TELEMARKET - the proactive cold call telephone canvassing of prospective and existing customers for the purpose of closing sales of Services.

13. TELEPHONE COMPANY - Bell Atlantic - Washington, D.C., Inc., Bell Atlantic - Maryland, Inc., Bell Atlantic - Virginia, Inc., Bell Atlantic - West Virginia, Inc., Bell Atlantic - Delaware, Inc., Bell Atlantic - Pennsylvania, Inc., Bell Atlantic - New Jersey, Inc., New York Telephone Company, and New England Telephone and Telegraph Company.


1/1/99                         Confidential and Proprietary

                                                                          Page 4
                                                               Contract #BJ16212

                                    BELL ATLANTIC
                AUTHORIZED AGENT NETWORK SERVICES MARKETING AGREEMENT

I.       PREAMBLE

This Agreement is made by and between USTeleCenters a _________________________ corporation / partnership / sole proprietorship,
         (State)
with principal offices located at 745 Atlantic Avenue, Boston, MA 02111-2626 (hereinafter referred to as "Agent"), and Bell Atlantic Network Services, Inc., a Delaware corporation with principal offices located at 1310 North Court House Road, Arlington, Virginia 22201 (hereinafter referred to as "BANSI").

Bell Atlantic - Washington, D.C., Inc., Bell Atlantic- Maryland, Inc., Bell Atlantic - Virginia, Inc., Bell Atlantic - West Virginia, Inc., Bell Atlantic - Delaware, Inc., Bell Atlantic - Pennsylvania, Inc., Bell Atlantic - New Jersey, Inc., New York Telephone Co. (doing business as Bell Atlantic - New York), and New England Telephone and Telegraph Co. (doing business as Bell Atlantic - Maine, Inc., Bell Atlantic - Massachusetts, Inc., Bell Atlantic - New Hampshire, Inc., Bell Atlantic - Rhode Island, Inc., and Bell Atlantic - Vermont, Inc.) (each of which is hereinafter referred to individually as "Telephone Company") are third party beneficiaries of this Agreement. Each Telephone Company shall have all of the rights and remedies available to BANSI under this Agreement, including, but not limited to, any rights and remedies that BANSI may have as a result of a breach of this Agreement by Agent.

No Telephone Company shall have any liability to Agent under this Agreement. No Telephone Company shall have any liability for the obligations of BANSI under this Agreement.

II.      TERM OF AGREEMENT

The term of this Agreement shall commence on January 1, 1999, and shall, except as otherwise provided herein, continue in effect until December 31, 2001.

III.     RELATIONSHIP OF THE PARTIES

1. Subject to the conditions set forth below, BANSI hereby grants to Agent the limited right to act as its non-exclusive agent for the marketing of the Telephone Company retail services listed in Appendix A ("Services"), to business customers ("Customers") in the Telephone Company utility service territory in the marketing areas (designated and incidental) specified in Appendix D. Agent shall use good faith efforts to market the Services, including, without limitation, developing and implementing marketing plans, designing Service proposals, making Service proposals to Customers, taking applications, and performing any additional functions necessary for the marketing of the Services.

2. It is expressly understood and agreed that the relationship created between the parties herein is a limited one and that Agent shall have only those rights specifically


1/1/99                       Confidential and Proprietary

                                                                          Page 5
                                                               Contract #BJ16212


described in this Agreement. This Agreement does not create or grant to Agent a franchise. Agent shall acquire no franchise or dealership rights by operation of law. Agent shall acquire no right to sell or deal with any customer or class of customers in a particular territory, except as is specifically set forth in this Agreement.

3. During the term of this Agreement and thereafter, BANSI and each Telephone Company shall have the right, without obligation or liability to Agent, to market the Services and all other Telephone Company services and products in the marketing areas served by Agent or in any other geographic area, whether through other agents, through BANSI, BANSI's parent and affiliates or Telephone Company employees, agents or representatives, or through any other means.

4. BANSI and each Telephone Company shall have the right to deal directly with Customers in all matters related to Services marketed by Agent hereunder, including, but not limited to, ordering, installation, maintenance, provisioning and billing of Services. In addition, BANSI and each Telephone Company may contact or survey the Customers from time to time to assess Agent's performance hereunder. In no event shall Agent seek to interfere with, undermine or negatively influence in any way BANSI's or a Telephone Company's relationship with Customers of the Services.

5. It is expressly understood and agreed: (a) that Agent will perform under this Agreement as an agent of BANSI with the limited rights prescribed herein to market the Services; (b) that Agent may not accept a Customer Service application on behalf of a Telephone Company, enter into a contract with a Customer on behalf of a Telephone Company, or otherwise legally bind or commit BANSI or a Telephone Company in any way; (c) that Agent has and shall retain the right to exercise full control over the employment, direction, compensation and discharge of all its employees, agents, servants, representatives and subcontractors assisting in the performance of this Agreement; (d) that Agent will be solely responsible for all matters relating to payment of its employees, agents, servants, representatives and subcontractors and for compliance with all laws and regulations related to them, including, but not limited to, Social Security, income and other tax withholding; (e) that Agent shall be solely responsible for Agent's own acts and those of Agent's employees, agents, servants, representatives and subcontractors during the performance of this Agreement; (f) that Agent shall require all of its employees, agents, servants, representatives and subcontractors to comply with this Agreement; and (g) that the acts and omissions of Agent's employees, agents, servants, representatives and subcontractors shall be deemed to be the acts and omissions of Agent and any breach of, or failure to comply with this Agreement by an employee, agent, servant, representative or subcontractor of Agent shall be deemed to be a breach of and a failure to comply with this Agreement by Agent and entitle BANSI to exercise against Agent any rights and remedies provided hereunder or at law or equity or otherwise.



1/1/99                         Confidential and Proprietary

                                                                          Page 6
                                                               Contract #BJ16212

IV.      AGENT RESPONSIBILITIES

1. Agent shall perform the duties specified in this Agreement only in relation to the Services listed in Appendix A and only in the marketing areas specified in Appendix D.

2. Agent shall be capable of performing all of its obligations under this Agreement without assistance from BANSI or a Telephone Company other than the support BANSI is specifically required to provide under Article V and Appendix C of this Agreement.

3. BANSI and the Telephone Companies may, at their discretion, prescribe policies, standards and practices for the marketing of the Services and the conduct of Agent in marketing Services. Agent shall at all times act and market the Services in accordance with these policies, standards and practices.

4. Agent shall market the Services in accordance with the rates, terms and conditions set forth in applicable tariffs. In the event Services are offered pursuant to tariffs that permit flexible pricing, Agent shall obtain from BANSI a statement of the prices under which the Services will be provided. In the event Services are not subject to tariffs under applicable law or have been deregulated or detariffed, Agent shall obtain from BANSI a statement of the prices, terms and conditions under which the Services will be provided. Any action of the Telephone Company in providing Services under erroneous rates, prices, terms or conditions quoted by Agent to a Customer shall not be deemed a ratification of Agent's acts.

5. During the term of this Agreement and within the marketing area set forth in Appendix D, Agent shall not market or sell or assist in any manner in the marketing or sale of any service offered by any carrier (including Agent or any reseller) that competes directly or indirectly with any Service provided by the Telephone Company (including without limitation the Services, local toll services and related toll plans). During the term of this Agreement, Agent may not resell Telephone Company services purchased at wholesale rates in any territory where a Telephone Company is the incumbent local exchange carrier, regardless of Agent's currently authorized designated and incidental sales areas.

6. Subject to the terms set forth in Article IV, Section 5, Agent may market and sell its own products and services and those of vendors other than the Telephone Companies. Nothing in this Agreement shall bar or restrict Agent's ability to engage in the marketing and/or sale of customer premises equipment. Agent shall advise Customers that: (i) Telephone Company Services are furnished by the Telephone Company; (ii) these Services may be purchased separately from the products or services of any other person; and (iii) BANSI and the Telephone Company do not endorse the products or services of any other person. BANSI and the Telephone Company shall have no responsibility for or liability in connection with any non-Telephone Company services or products marketed or sold by Agent.

1/1/99                        Confidential and Proprietary

                                                                          Page 7
                                                               Contract #BJ16212


7. Agent shall use commercially reasonable efforts at all times to give prompt, courteous and efficient service to Customers, shall be governed in all dealings with Customers by the highest standards of honesty, integrity and fair dealing, including compliance with all applicable laws, ordinances and regulations, and shall do nothing that would tend to discredit, dishonor, reflect adversely upon, or in any manner injure the reputation of BANSI or a Telephone Company or any of their affiliates or the Services or the quality image associated with BANSI or a Telephone Company or any of their affiliates or the Services. Agent shall be responsible for obtaining correct information from the Customer regarding the Customer's telecommunications requirements, shall accurately advise the Customer of Services that meet the Customer's requirements, and shall accurately inform the Customer of all rates and prices and all material features, restrictions and limitations, and terms and conditions pertaining to such Services. Agent shall obtain appropriate credit information as specified by BANSI and the Telephone Company. BANSI and the Telephone Company reserve the right to verify independently the credit worthiness of any Customer.

8. Under no circumstances shall agent pay or offer or promise to pay a rebate or remuneration of any kind to an existing or potential customer for the Services marketed pursuant to this agreement.

9. Agent shall, in accordance with BANSI's policies, standards and practices explain and demonstrate the Services, including options, and shall advise Customers on the use of the Services and the compatibility of the Services with other products and services. Agent shall provide Customers with any appropriate instructional materials furnished by BANSI.

10. Agent may, at its own expense, engage in advertising to promote the Services covered by this Agreement. In addition, at Agent's option, Agent may participate in such cooperative advertising and promotional sales ventures as may be proposed by either party. Agent shall abide by the policies, standards and practices regarding advertising that BANSI may establish from time to time, irrespective of the format or medium that is used, whether in writing, electronic means or via the Internet.

11. Agent shall establish and maintain, in accordance with BANSI's policies, standards and practices, a competent salesforce that is able to market the Services in accordance with this Agreement. Agent shall provide its salesforce (including Agent's employees, agents, servants, representatives and subcontractors), with all training needed to enable them to market the Services in accordance with the requirements of this Agreement and any other directives that BANSI may issue from time to time. Agent shall also provide any training needed on the specifications, features, advantages, restrictions on and limitations of the Services and the rates, prices, terms, and conditions under which the Services are offered. Agent shall also provide its salesforce with instruction on procedures on completing and submitting Service application and contract forms. Salesforce training shall also include instruction on the compatibility of Services with customer premises equipment. Agent agrees to meet all training, quality, and certification standards that may be established by BANSI.

If Agent fails to meet training requirements or quality and certification standards established by BANSI, upon written notice to Agent of such failure:
(1) BANSI may


1/1/99                       Confidential and Proprietary

                                                                          Page 8
                                                               Contract #BJ16212


terminate this Agreement in whole or in part; and (2) BANSI will not be obligated to pay Agent compensation for any Services sold until such failure is corrected.

12. Agent shall maintain and provide BANSI with a list of all Agent personnel, including employees, agents, servants, representatives and subcontractors who, directly or indirectly, market or sell the Services under this Agreement.

13. For each year during the term of this Agreement, Agent shall submit to BANSI a marketing plan and forecast. Both the marketing plan and forecast are set forth in Appendix D. Agent shall comply with its marketing plan and meet its forecast. The forecast is the objective measure against which Agent's sales performance will be measured. Agent must make at least ninety (90) percent of its revenue from sales in its designated sales area.

14. Agent agrees to meet with BANSI representatives at mutually agreed upon times (at least quarterly) to discuss its marketing activities and performance. These meetings shall address, at a minimum, present and projected Customer contact information, sales to date resulting from Agent's marketing efforts and pending marketing activities, projected marketing activities and likely sales resulting therefrom for the following three (3) months. In addition, Agent agrees to notify BANSI promptly of any problems that might affect Agent's ability to meet agreed upon forecasts.

15. At least sixty (60) days prior to the annual anniversary of the starting date of the Agreement, Agent shall submit a revised marketing plan and forecast updating its business activities and sales projections for the upcoming year.

16. Unless otherwise agreed to in writing by BANSI and Agent, Agent shall not, in marketing the Services or performing any of its obligations under this Agreement, proactively contact Customers over the telephone for purposes of closing a sale over the phone. Agent hereby acknowledges and agrees that it shall not engage in any telemarketing activities with respect to the Services and this Agreement, and that it shall rely on visits to Customer premises to market the Services hereunder and complete sales thereof. Agent further agrees that, in the event BANSI deems, in its sole and absolute discretion, that Agent is engaging in telemarketing activities hereunder, Agent shall immediately cease all such activities. Otherwise, BANSI reserves the right to terminate this Agreement effective immediately.

17. Agent shall obtain from each Customer appropriate letters of authorization
(LOA) and follow any guidelines or policies issued by BANSI relating to LOAs.

18. Agent shall promptly report to BANSI all Customer complaints regarding the Services or Agent's marketing of the Services.

19. Agent shall promptly report to BANSI if it learns that a Customer is cancelling an order for Services placed by Agent.

20.  Agent shall not cancel a sales order placed by another BANSI agent.

21. Agent shall at all times comply with the Transactional Sales Requirements set forth in Appendix C.



1/1/99                       Confidential and Proprietary

                                                                          Page 9
                                                               Contract #BJ16212


V.       BANSI RESPONSIBILITIES

BANSI shall provide the following to Agent:

1. Initial training, as BANSI in its discretion shall deem appropriate, on the Services and BANSI and Telephone Company policies, standards, practices and procedures specified in this Agreement, for a mutually agreed upon number of Agent's employees. Agent shall pay a fee of $350 per day per employee of Agent who fails to attend scheduled training or fails to participate in or complete such training to BANSI's satisfaction. Agent must provide BANSI notice of cancellation at least ten (10) business days prior to the start of a course. Late cancellation fees may be deducted from Agent's monthly compensation payments.

2. Sales brochures and other promotional materials as BANSI in its discretion shall deem appropriate.

3. Support documentation and materials on Services as BANSI in its discretion shall deem appropriate.

4. Technical, pricing, and marketing support as described in Appendix C.

5. Network facilities necessary for the demonstration of the Services. Agent must pay the monthly rates associated with such facilities.

VI.      COMPENSATION AND PAYMENT

1. Agent shall submit all requests for compensation in accordance with the procedures set forth by BANSI and the Telephone Company. Agent shall be responsible for acquiring and having all equipment and software necessary to ensure compatibility and interoperability with the BANSI specified compensation system.

2. BANSI shall pay Agent compensation in accordance with Appendix A for each unit of Service installed by a Telephone Company which was marketed to a Customer by Agent pursuant to this Agreement and applied for by the Customer through Agent pursuant to this Agreement.

3. BANSI shall pay compensation for sales of Services provided by Bell Atlantic
- Washington, D.C., Inc., Bell Atlantic - Maryland, Inc., Bell Atlantic - Virginia, Inc., Bell Atlantic - West Virginia, Inc., Bell Atlantic - Delaware, Inc., Bell Atlantic - Pennsylvania, Inc., or Bell Atlantic - New Jersey, Inc. (collectively, Bell Atlantic - South) within sixty (60) days after the Service is installed. BANSI shall pay Agent commissions for sales of Services provided by New York Telephone Company and New England Telephone and Telegraph Company (collectively, Bell Atlantic - North) within thirty (30) days after the end of the month in which the order is issued (i.e., an order number is generated by Bell Atlantic's Service Order Processing [SOP] System). The commission paid shall be at the rate in effect at the time the order is (1) installed in Bell Atlantic - South and (2) issued in Bell Atlantic - North. Payment will be made by wire transfer and no commission payments will be issued for less than Two Hundred and Fifty Dollars ($250.00).



1/1/99                        Confidential and Proprietary

                                                                         Page 10
                                                               Contract #BJ16212



4. BANSI, in its sole discretion, may pay compensation for the sale of an individually priced Special Assembly Service offered by a Telephone Company. The compensation will be calculated by BANSI on an individual case basis.

5. From time to time, BANSI may offer awards to eligible employees of Agent in connection with promotional sales programs. In addition, BANSI may offer to Agent bonus compensation for Agent's sales performance during such promotional sales programs. BANSI shall notify Agent in writing of the terms and conditions of such promotional programs and the compensation and award amounts for which Agent and its employees may be eligible under such programs. Such compensation and award amounts shall be in effect for only as long as each promotional program is in effect. No compensation or award shall be paid under the promotional sales program unless Agent has submitted to BANSI, prior to the commencement of the promotional sales program, a detailed plan as to how it intends to stimulate sales of Services during the promotional period. Payment of awards to Agent's employees shall not make an employee of the Agent an employee of BANSI. Any sale credited for cash awards or other compensation must be reported by Agent against the sales person responsible for the sale.

6. (a)                                    [*]

   (b)                                    [*]

7. Agent shall, upon request by BANSI, reimburse BANSI and/or a Telephone Company for any costs, expenses, losses or damages (including, but not limited to, uncollectible charges) incurred by BANSI and/or the Telephone Company in processing



1/1/99                       Confidential and Proprietary

                                                                         Page 11
                                                               Contract #BJ16212


an application (including a contract) for installing or providing a Service if:
(a) Agent submits an application (including a contract) for the Service to the Telephone Company, but the Customer did not apply for the Service; or (b) the Customer cancels its application (including a contract) for the Service or disconnects the Service because of Agent's breach of or failure to comply with this Agreement or the policies, standards, practices or procedures of BANSI or the Telephone Company.

8.                                      [*]

9. BANSI may withhold compensation and other monies due to Agent if Agent owes any amounts to BANSI, a Telephone Company or any of their affiliates.

10. If, for any reason whatsoever (including by reason of termination of this Agreement), any amount is due from Agent to BANSI, BANSI, at its option, may demand that such amount be paid immediately.



1/1/99                       Confidential and Proprietary

                                                                         Page 12
                                                               Contract #BJ16212


11. Any Agent disputes relating to compensation must be documented in writing and submitted to BANSI within 120 days after Agent's request for compensation was denied in whole or in part. BANSI shall have no obligation to consider disputes relating to compensation which are submitted more than 120 days after Agent's request for compensation was denied in whole or in part.

12. In the case of a dispute between two or more agents regarding compensation, BANSI shall resolve the dispute. BANSI's decision on the matter will be final and binding.

13. In the event that this Agreement: (i) expires and BANSI and Agent have not entered into another "Network Services Marketing Agreement" or (ii) terminates, BANSI shall not be obligated to pay Agent for any order placed after the expiration or termination of this Agreement. BANSI shall, however, pay on orders for the services of BA-South companies that were placed prior to contract termination or expiration and installed within thirty (30) days of contract termination or expiration.

14. BANSI may withhold Agent's final monthly compensation payment and any other monies due to Agent for a period of up to twelve (12) months from the expiration or termination date of this Agreement in anticipation of amounts that may become due to BANSI, a Telephone Company or any of their affiliates, for reasons such as Service disconnections warranting a return of previously paid compensation. If the withheld amounts are insufficient for BANSI to recover compensation owed due to disconnections or other amounts due, BANSI reserves the right to recover from Agent additional amounts. If any of the withheld amounts are remaining after twelve (12) months, BANSI will return to Agent the remaining amount with 5.35% compounded annual interest.

VII.     SERVICE APPLICATION PROCEDURE

1. In marketing the Services under this Agreement, Agent shall use only Telephone Company Service application and contract forms provided by BANSI. Agent may not modify these forms in any way. Agent may not offer any terms or conditions for Services that differ from or conflict with those that appear in the tariffs or on Telephone Company Service application or contract forms.

2. The Telephone Company providing the Service shall have the right to require a deposit from any Customer and to request that Agent secure credit information from the Customer.

3. All applications (including contracts) for Services shall be subject to approval and acceptance by the Telephone Company providing the Services. All applications (including contracts) for Services and due dates shall be subject to the availability of suitable facilities which shall be determined by the Telephone Company in its sole discretion.

4. All orders shall be submitted (in accordance with the procedures set forth by BANSI and the Telephone Company) over the BANSI specified electronic interface. Agent



1/1/99                       Confidential and Proprietary

                                                                         Page 13
                                                               Contract #BJ16212


shall be responsible for acquiring and having all equipment and software necessary to ensure compatibility and interoperability with the BANSI specified ordering system.

VIII.    LICENSE TO USE TRADE NAMES AND TRADEMARKS

1. Subject to the terms and conditions specified in this Agreement, BANSI hereby grants to Agent, for the term of this Agreement, a non-exclusive, non-assignable license to use the trade names, trademarks and service marks listed in the "Bell Atlantic Agent Program Identity Standards" (hereinafter "Licensed Marks") exactly as depicted in the graphic configuration shown in the "Bell Atlantic Agent Program Identity Standards", but only in conjunction with the marketing of Services by Agent hereunder and solely in Agent's marketing areas as defined in Appendix D. BANSI may, in its sole discretion, at any time modify the "Bell Atlantic Agent Program Identity Standards", including, but not limited to, adding or deleting Licensed Marks and changing the graphic configuration of the Licensed Marks. The "Bell Atlantic Agent Program Identity Standards" are incorporated herein by reference.

2. Agent shall not use the Licensed Marks in any format other than the most recent graphic configuration set forth in the "Bell Atlantic Agent Program Identity Standards". Agent shall not use any of the Licensed Marks as part of its corporate name, trade name or business name. Agent further agrees to abide by such policies, standards and practices regarding the use of the Licensed Marks as BANSI may establish from time to time.

3. Agent shall submit to BANSI for prior review and approval, all advertising, including, without limitation, sales brochures, promotional materials, business cards, letterhead, press releases, Internet Homepage/Websites and other electronic listings, and other items or materials in which the Licensed Marks are used. Agent shall not publish, distribute or use any such advertising without the prior written approval of BANSI.

4. In order to comply and continue in compliance with applicable trademark law, including the U.S. Trademark Act of 1946, 15 U.S.C. Section 1051, et seq., with respect to control by BANSI of the nature and quality of the marketing of Services by Agent in connection with the Licensed Marks:

(a) Agent shall ensure that all marketing of Services performed by Agent in connection with the Licensed Marks complies with all applicable Federal, state and local laws and regulations.

(b) Agent shall comply with all guidelines outlined by BANSI in the "Bell Atlantic Agent Program Identity Standards" and such other quality control policies, standards and practices related to the Licensed Marks as BANSI may adopt from time to time.

(c) BANSI shall have the right, at all reasonable times, to conduct an examination of the facilities and equipment of Agent utilized in marketing Services hereunder in conjunction with any Licensed Marks and to interview Agent's personnel to determine whether such marketing of Services by Agent complies with this Agreement and the BANSI policies, standards and practices for the marketing of such Services.



1/1/99                       Confidential and Proprietary

                                                                         Page 14
                                                               Contract #BJ16212


(d) If at any time, the marketing of Services by Agent fails to comply with this Agreement or with BANSI policies, standards and practices for the marketing of Services, or Agent's use of the Licensed Marks fails to comply with this Agreement or with BANSI's policies, standards and practices, BANSI may suspend or terminate Agent's license to use the Licensed Marks.

5. Agent acknowledges the value of the Licensed Marks and the goodwill associated therewith and acknowledges that such goodwill is a property right belonging to BANSI or to BANSI's parent or affiliated companies and that BANSI or BANSI's parent or affiliated companies are the owners of all trademarks, service marks, trade names, and other rights in the Licensed Marks. Agent acknowledges that nothing contained in this Agreement is intended as an assignment or grant to Agent of any right, title or interest in or to the Licensed Marks and that this Agreement does not confer any right or license to grant sublicenses to third parties, including but not limited to Agent's representatives, agents, or subcontractors, to use any Licensed Mark. Agent shall not challenge the title or any right of BANSI or BANSI's parent or affiliated companies in and to the Licensed Marks or benefit therefrom, or make any claim or take any action adverse to BANSI's or BANSI's parent or affiliated companies' ownership of the Licensed Marks. All rights, if any, that may be acquired by use of the Licensed Marks by Agent shall inure to the benefit of and be on behalf of BANSI and BANSI's parent and affiliated companies. Agent shall not adopt, use (other than as authorized herein), register or seek to register any trade name, trademark or service mark anywhere in the world which is identical to any Licensed Mark or which is so similar thereto as to constitute a deceptive colorable imitation thereof or to suggest or imply some association, sponsorship or endorsement by BANSI or BANSI's parent or affiliated companies. BANSI makes no warranties regarding its ownership of any rights in or the validity of any Licensed Mark.

6. Agent agrees to notify BANSI promptly of any unauthorized use of the Licensed Marks by others. BANSI and its parent and affiliated companies shall have the sole right to engage in infringement or unfair competition proceedings involving the Licensed Marks.



1/1/99                        Confidential and Proprietary

                                                                         Page 15
                                                               Contract #BJ16212


7. Upon termination or expiration of this Agreement, the license to use the Licensed Marks granted hereunder shall cease to exist and Agent shall immediately cease any use of such Licensed Marks. Agent shall also promptly destroy or return to BANSI all materials displaying the Licensed Marks that are in Agent's possession or control.

8. Agent agrees to the use by BANSI and the Telephone Companies of Agent's trade names in any announcement, advertisement or promotional material related to the Services, this Agreement or Agent's performance under this Agreement.

IX.      CONTRACT MODIFICATIONS AND AMENDMENTS

1. Except as otherwise specified in this Article, BANSI may make any changes to this Agreement upon one hundred twenty (120) days written notice.

2. BANSI shall amend Appendix A only on a yearly basis.

3. The parties shall negotiate and agree to a new Appendix D on a yearly basis.

4. With ninety (90) days advance notice, BANSI may designate an account as a Strategic Business Account. If an account that Agent is serving is designated a Strategic Business Account, BANSI may, at its discretion, continue to compensate sales of Services to that account for a designated period.

5. If, in BANSI's judgment, an immediate modification to any part of this Agreement is necessary in order for BANSI or a Telephone Company to comply with applicable law, the orders or decisions of a court, regulatory agency or other governmental entity, or changes in tariffs, BANSI shall provide Agent with written notification of such change to the Agreement which will be effective immediately.

X.       TERMINATION

1. Either BANSI or Agent may, without cause, at any time, terminate this Agreement, in whole or in part, with ninety days (90) days advance written notice to the other party.

2. In addition to any other remedies provided for by law, either BANSI or Agent may terminate this Agreement immediately, in whole or in part, by written notice if the other party breaches any non-payment provision of this Agreement.

3. Either BANSI or Agent may terminate this Agreement immediately, in whole or in part, by written notice if the other party: (a) makes (or is discovered to have made) any material false representations, reports or claims in connection with the creation of this Agreement or during the business relationship of the parties under this Agreement; (b) engages in fraudulent, criminal or negligent conduct in connection with the business relationship of the parties; or (c) becomes insolvent or involved in any liquidation or termination of business, is adjudicated a bankrupt, makes an assignment for the benefit of creditors, invokes the provisions of any law for the relief of debtors, or has filed against the party any similar proceedings.



1/1/99                    Confidential and Proprietary

                                                                         Page 16
                                                               Contract #BJ16212


4. Notwithstanding any other provision of this Agreement, if Agent fails to meet its forecast, BANSI may declare a material breach of this Agreement and immediately terminate the Agreement, in whole or in part.

5. In addition to any right which BANSI may have to terminate this Agreement, if at any time, in the sole opinion of BANSI, Agent has failed to comply with this Agreement or with BANSI or Telephone Company policies, standards, practices or procedures, BANSI shall notify Agent of the failure to comply and demand that Agent cure its breach of Agreement. If Agent fails to comply within the time frame set by BANSI, BANSI shall be entitled to order Agent to cease performing under the Agreement as proscribed by BANSI. Agent shall not thereafter market Services or perform any other activities under this Agreement until expressly authorized to do so in writing by BANSI.

6. Upon termination or expiration of this Agreement, Agent shall immediately:

(a) Cease representing itself, in any manner, as an Agent authorized to market the Services;

(b) Return to BANSI all technical and training manuals of BANSI and the Telephone Company and all confidential or proprietary information and materials of BANSI and the Telephone Company;

(c) Return to BANSI any and all signs, stationery, sales brochures, promotional and support materials, Service application and contract forms, and other materials supplied by BANSI or the Telephone Company;

(d) Notify and arrange for all publishers and others who may identify, list or publish Agent's name as an Agent for marketing of the Services (including but not limited to publishers of Internet listings, home pages, Web sites, and telephone directories, Yellow Pages, and other business directories) to discontinue such listings;

(e) Complete all applications for Services in process, including the transmittal of application and contract forms;

(f) Delete all references to BANSI, the Services or a Telephone Company from any and all written and/or electronic media (including Internet sites);

(g) Cease using any language identifying the Services, and/or the Agent as an Agent of BANSI; and

(h) Cease using any Licensed Marks.



1/1/99                    Confidential and Proprietary

                                                                         Page 17
                                                               Contract #BJ16212


XI.      GENERAL PROVISIONS

1.  ARBITRATION AND CHOICE OF FORUM

Any controversy or claim arising out of or relating to this contract, or the breach thereof, shall be settled by arbitration administered by the American Arbitration Association under its Commercial Arbitration Rules in the City of New York, and judgment on the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof.

The parties acknowledge that any breach of this Agreement to arbitrate may cause irreparable injury, and accordingly consent to the jurisdiction of the State and Federal Courts located in the City of New York for any application to compel specific performance of this Agreement to arbitrate.

In the event that any claim is found not to be arbitrable due to, inter alia, a statutory policy precluding the arbitration of such claim, the parties consent to the exclusive jurisdiction of the State and Federal Courts in the City of New York for the adjudication of such claim.

2.  ASSIGNMENT

Agent shall not assign any right or interest under this Agreement (except for monies due or to become due) nor delegate any activity or other obligation to be performed or owed by Agent under this Agreement without the prior written consent of BANSI. Agent shall advise BANSI as soon as possible if a change of ownership of Agent is contemplated during the term of this Agreement. In the event of an ownership change, BANSI reserves the right to terminate the existing Agreement and at BANSI's sole discretion enter into a new Agreement with the new ownership. Any attempted assignment or delegation in contravention of the above shall be void and ineffective. Any assignment of monies shall be void and ineffective to the extent that: (a) Agent shall not have given BANSI at least thirty (30) days prior written notice of such assignment; or (b) such assignment attempts to impose upon BANSI obligations to the assignee additional to payments of such monies or to preclude BANSI from dealing solely and directly with Agent in all matters pertaining to the Agreement. This Agreement may be assigned by BANSI at any time without Agent's consent to any parent, subsidiary or affiliate of BANSI.

3.  CHOICE OF LAW

The construction, interpretation and performance of this Agreement shall be governed by and construed in accordance with the domestic laws of the State of New York without reference to principles of conflict of laws.



1/1/99                    Confidential and Proprietary

                                                                         Page 18
                                                               Contract #BJ16212


4.  COMPLIANCE WITH LAWS

Agent shall comply with all applicable federal, state, county and local laws, ordinances, regulations and codes (including procurement of required permits or certificates) in Agent's performance hereunder.

5.  CONDITIONS PREVENTING PERFORMANCE

Agent shall give written notice to BANSI of any conditions which arise at any time during the term of this Agreement which could prevent the proper performance of this Agreement within forty-eight (48) hours of encountering the conditions.

6.  CONFIDENTIAL INFORMATION

(a) All technical, business and Customer information of BANSI or a Telephone Company disclosed to Agent in the course of this Agreement in written or other tangible or electromagnetic form shall be the confidential information of BANSI or the Telephone Company and shall remain the property of BANSI or the Telephone Company. In addition, if in the course of Agent's performance of this Agreement a Customer has applied for a Service through Agent, the fact that the Customer has applied for the Service and the identity, nature and scope of the Service ("Application Information") shall be the confidential information and property of BANSI and/or the Telephone Company providing the Service. If in the course of Agent's performance of this Agreement a contact or communication between Agent and a Customer relates to the Services, all Customer information obtained by Agent in that contact or communication ("Customer Supplied Information") shall be the confidential information of BANSI and the Telephone Company providing the Services and shall be the property of BANSI and the Telephone Company. Any information produced, prepared, created, originated, developed, or acquired by Agent under, or in connection with, the performance of this Agreement shall be the property of BANSI.

Upon request by BANSI, Agent shall disclose to BANSI any Application Information and Customer Supplied Information, including, but not limited to, information concerning the telecommunications products and services presently used by the Customer and the Customer's present and anticipated telecommunications product and service needs.

(b) Agent shall: (i) hold the confidential information of BANSI and the Telephone Company in confidence; (ii) not disclose such confidential information to anyone other than its employees with a need to know; and (iii) use such confidential information solely in connection with the performance of this Agreement. Upon termination or expiration of this Agreement or upon written request of BANSI or a Telephone Company, whichever occurs earlier, Agent shall return or destroy (and certify such destruction in writing to BANSI or the Telephone Company) all confidential information of BANSI and the Telephone Company.



1/1/99                    Confidential and Proprietary

                                                                         Page 19
                                                               Contract #BJ16212

(c) Notwithstanding the foregoing, the obligations imposed by Article XI,
Section 6, "CONFIDENTIAL INFORMATION", shall not apply to information which: (i) was known to the receiving party prior to disclosure in the course of this Agreement; (ii) except for Customer Supplied Information, is rightfully received by the receiving party from a third party without restriction; (iii) is independently developed by the receiving party; or (iv) is or becomes publicly available through no fault of the receiving party. The obligations imposed by
Article XI, Section 6, "CONFIDENTIAL INFORMATION," shall not apply to any confidential information to the extent such information is required to be disclosed by the receiving party pursuant to an order of a court or other governmental body (provided that the receiving party shall give the other party prompt notice of any such order).

7.  DELAYS

Neither BANSI nor a Telephone Company shall be liable to Agent for additional expense or damages, direct, indirect, special, incidental, consequential or otherwise, caused by or arising out of delays or Agent's inability to proceed with the performance of this Agreement, however caused.

8.  FORCE MAJEURE

Neither BANSI nor Agent shall be held responsible for any delay or failure in performance hereunder caused by fires, strikes, embargoes, requirements imposed by government regulation, civil or military authorities, acts of God or by the public enemy, or other similar causes beyond such party's reasonable control. If such contingency occurs, the party injured by the other's inability to perform may elect to terminate this Agreement as to any part which is affected by the delay or failure in performance.

9.  GOVERNMENT REQUIREMENTS

Agent shall comply with the applicable provisions contained in Appendix G, entitled "GOVERNMENT REQUIREMENTS."

10. INDEMNITY

Agent agrees to indemnify, defend and hold harmless BANSI, BANSI's parent and affiliated companies, including but not limited to the Telephone Companies, and the directors, officers and employees of BANSI and BANSI's parent and affiliated companies, from any claims, demands, suits, actions, judgments or liabilities (including reasonable costs, expenses and attorney's fees on account thereof) arising out of or resulting from: (a) the negligent or otherwise tortious acts or omissions of Agent or Agent's directors, officers, employees, agents, servants, representatives or subcontractors; (b) Agent's breach of or failure to comply with this Agreement or any BANSI or Telephone Company policy, standard, practice or procedure prescribed under this Agreement; (c) any violation of any law, ordinance, regulation or code by Agent or Agent's directors, officers, employees, agents, servants, representatives or subcontractors; (d) Agent's marketing, sale or provision of non-Telephone Company products or services in association or for use with the Services; or (e) claims under Worker's Compensation, or similar employer-employee liability acts, against BANSI or its parent or affiliated companies, including but not limited to the Telephone



1/1/99                    Confidential and Proprietary

                                                                         Page 20
                                                               Contract #BJ16212

Companies, by Agent or a director, officer, employee, agent, servant, representative or subcontractor of Agent. BANSI agrees to notify Agent promptly of any written claims or demands for which Agent is responsible hereunder.

11.  INFRINGEMENT

The following terms apply to any infringement or claim of infringement of any patent, copyright, trade name, trademark, service mark, trade secret or other proprietary interest based on Agent's performance hereunder or in contemplation hereof. Agent shall indemnify, defend and hold harmless BANSI, BANSI's parent and affiliated companies, including but not limited to the Telephone Companies, and the directors, officers and employees of BANSI and BANSI's affiliated companies, from any claims, demands, suits, actions, judgments or liabilities (including reasonable costs, expenses and attorney's fees on account thereof) that may arise out of or result from any such infringement or claim. BANSI agrees to notify Agent promptly of any written claims or demands for which Agent is responsible hereunder.

12.  INSURANCE

Agent shall maintain, during the term hereof, the following insurance and all other insurance and/or bonds required by law, including, without limitation:

(a) Workers' Compensation Insurance as required by the jurisdiction(s) in which the Agreement is to be performed.

(b) Employer's Liability Insurance with limits of not less than $100,000 per occurrence.

(c) Comprehensive or Commercial General Liability Insurance, on an Occurrence Basis, including but not limited to, personal injury, broad form property damage, contractual liability, independent contractors, premises-operations, explosion and collapse, underground hazard and products/completed operations coverages, with limits of at least $2,000,000 combined single limit for each occurrence.

(d) Motor Vehicle Liability Insurance, Comprehensive Form, for all Agent-owned or leased vehicles, with limits of: (1) at least $1,000,000 combined single limit for each occurrence or (2) at least $500,000 combined single limit for each occurrence plus Excess Liability Insurance in the umbrella form with a limit of at least $1,000,000 combined single limit for each occurrence.

         To the extent that any Agent employee, subcontractor, agent, or otherwise, employs a personal vehicle in performance of Agent's obligations hereunder, the operator of the vehicle must provide proof to BANSI of insurance coverage as required by state law for the vehicle, which coverage must include the operator. Agent agrees that Agent, Agent's insurer(s) and anyone claiming by, through, under or on behalf of Agent shall have no claim, right of action or right of subrogation against BANSI or the other persons indemnified hereunder based on any loss or liability insurable under the foregoing insurance.



1/1/99                    Confidential and Proprietary

                                                                         Page 21
                                                               Contract #BJ16212


Agent shall, prior to commencing performance hereunder, furnish certificates or adequate proof of the foregoing insurance. Agent shall also require its subcontractors, if any, to maintain similar insurance and to furnish BANSI, if requested, certificates or adequate proof of such insurance. Certificates furnished by Agent or its subcontractors shall contain a clause stating: "Bell Atlantic Network Services, Inc. shall be notified in writing at least thirty
(30) days prior to cancellation of, or any material change in, the policy."

13.  LIMITATION OF LIABILITY

BANSI SHALL NOT BE LIABLE FOR ANY LOSS OF PROFITS, LOSS OF BUSINESS, LOSS OF USE OR OF DATA, LOSS OF PRODUCTION, LOSS OF GOODWILL, INTERRUPTION OF BUSINESS, NOR FOR INDIRECT, SPECIAL, INCIDENTAL, OR CONSEQUENTIAL DAMAGES OF ANY KIND WHETHER ARISING UNDER THIS AGREEMENT, ANY STATUTE, LAW, COMMERCIAL USAGE, COURSE OF DEALING, CUSTOM OF TRADE, OR OTHERWISE, EVEN IF ADVISED OF THE POSSIBILITY OF SUCH LOSS, EXCEPT WHERE OTHERWISE PRESCRIBED BY STATUTE. IN NO CASE WILL BANSI BE LIABLE FOR ANY REPRESENTATION OR WARRANTY MADE BY AGENT OR ANY EMPLOYEE, REPRESENTATIVE, AGENT OR SUBCONTRACTOR OF AGENT. SHOULD THE FOREGOING DISCLAIMERS BE HELD INVALID, IN WHOLE OR IN PART, FOR ANY REASON, IN NO EVENT SHALL BANSI'S LIABILITY EXCEED THE AMOUNT OF COMPENSATION THAT WAS PAID OR WOULD OTHERWISE BE PAYABLE BY BANSI UNDER THIS AGREEMENT FOR A UNIT OF THE SERVICE UNDERLYING AGENT'S CLAIM FOR DAMAGES.

14.  NON-WAIVER

The failure by either BANSI or Agent, at any time, to enforce any of the provisions of this Agreement or any right or remedy available hereunder or at law or equity, or to exercise any option herein provided, shall in no way be construed to be a waiver of such provisions, rights, remedies or options or in any way affect the validity of this Agreement. The exercise by either BANSI or Agent of any rights, remedies or options provided hereunder or at law or equity shall not preclude or prejudice the exercising thereafter of the same or any other rights, remedies or options.



1/1/99                    Confidential and Proprietary

                                                                         Page 22
                                                               Contract #BJ16212

15.  NOTICES

Any notices or demands which under the terms of this Agreement must be in writing shall be given or made by facsimile with confirmatory copy, overnight delivery, or by certified or registered mail, return receipt requested, addressed to the respective parties as follows:

To BANSI:         Bell Atlantic Network Services, Inc.
                  Manager, Agent Sales Program
                  1717 Arch Street - 18th Floor
                  Philadelphia, PA  19103
                  Facsimile No. (215) 665-9044

To Agent:         USTeleCenters
ATTN.:            Franklin A. Reece
                  745 Atlantic Avenue
                  Boston, MA  02111-2626

or as such addressee or address is changed by written notice to the other party.

16.  PLANT AND WORK RULES

Agent and its employees, agents, servants, representatives and subcontractors, shall, while on BANSI or Telephone Company premises, comply with all security and plant rules and regulations, including, where required by Government Regulations, submission of satisfactory clearance from the U.S. Department of Defense and other federal authorities concerned.

17.  RECORDS AND AUDIT

Agent shall maintain complete and accurate records of all amounts billable to and payments made by BANSI hereunder in accordance with Generally Accepted Accounting Practices (GAAP). Agent shall retain such records for a period of three (3) years after expiration or termination of this Agreement. Agent agrees to provide reasonable supporting documentation concerning any disputed amount to BANSI within 120 days after BANSI provides written notification of the dispute to Agent. Agent shall permit BANSI's representatives to examine and audit such records and all supporting documentation and to reproduce the records and documentation at reasonable times and places as mutually agreed to by the parties. BANSI's right to audit shall not be limited by the three year period set forth above if BANSI learns that Agent may have engaged in fraud.



1/1/99                    Confidential and Proprietary

                                                                         Page 23
                                                               Contract #BJ16212


Agent shall permit BANSI's representatives to observe and audit Agent's performance of this Agreement and Agent's compliance with this Agreement and BANSI and Telephone Company policies, standards, practices and procedures.

This audit may include, but shall not be limited to, interviewing Agent's employees, observing contacts between Agent's employees and Customers, and examining Agent's marketing practices, correspondence and records.

18.  REGISTRATION

If under applicable law: (a) BANSI must provide Agent with a disclosure statement or prospectus relative to their proposed relationship or make specified disclosures of information to Agent or (b) this Agreement must be registered or filed with, or approved by a governmental entity, including but not limited to a state public utility commission, this Agreement shall not become effective until such statement, prospectus and disclosure have been provided and such registration, filing and approval have occurred. If BANSI, in its sole judgment, at any time determines that under applicable law: (x) BANSI must provide Agent with a disclosure statement or prospectus relative to their proposed relationship or make specified disclosures of information to Agent or
(y) this Agreement must be registered or filed with, or approved by a governmental entity, including but not limited to a state public utility commission, and that such statement, prospectus and disclosure have not been provided or such registration, filing and approval have not occurred, BANSI may, in its discretion, without liability or obligation to Agent, either terminate the Agreement, in whole or in part, or suspend the Agreement, in whole or in part, until the required statement, prospectus and disclosure have been provided and the required registration, filing and approval have occurred.

19.  REGULATORY

If requested by BANSI, Agent shall, to the best of its ability, provide information and assistance to BANSI and/or a Telephone Company in connection with regulatory matters and proceedings related to Agent's performance under this Agreement, including but not limited to the collection, compilation and maintenance of data required to be reported by BANSI pursuant to any federal or state statute, regulation or order.

20.  RELEASES VOID

Neither party shall require a waiver or release of any personal rights from representatives or Customers of the other in connection with visits to its premises and both parties agree that no such release or waiver shall be pleaded by them in any action or proceeding.



1/1/99                    Confidential and Proprietary

                                                                         Page 24
                                                               Contract #BJ16212


21.  RIGHT OF ACCESS

Each party shall normally permit the other access to its facilities in connection with activities performed hereunder. No charge shall be made for such access. It is agreed that prior notification will be given when access is required.

22.  SEVERABILITY

In the event that any one or more of the provisions contained herein shall, for any reason, be held to be unenforceable in any respect, such unenforceability shall not affect any other provision of this Agreement, but this Agreement shall then be construed as if such unenforceable provision or provisions never had been contained herein.

23.  SUBCONTRACTING

Agent shall not, without BANSI's prior written approval, subcontract any portion of Agent's performance under this Agreement. In order to apply for such approval, Agent shall complete and submit to BANSI the Request for Bell Atlantic Approval of Subcontractor form and Consent to Subcontract letter attached hereto as Appendix E for each subcontractor Agent proposes to retain. Nothing herein shall obligate, bar or limit BANSI's discretion in its consideration and approval of any such application, which approval BANSI may withhold in its sole and absolute discretion. Notwithstanding anything to the contrary contained herein, BANSI's approval of any subcontractor proposed by Agent shall not relieve Agent of responsibility or liability for the acts or omissions of such subcontractor in performing Agent's obligations hereunder.

24.  SURVIVAL

All obligations hereunder incurred by Agent prior to the termination or expiration of this Agreement shall survive such termination or expiration.

25.  TAXES

BANSI shall be liable only for the following tax payments with respect to Agent's performance of this Agreement: State and Local Sales and Use taxes, as applicable.

26.  CONSTRUCTION

This Agreement and the Appendices hereto shall be construed whenever possible to avoid conflict. In the event of an unavoidable conflict between the Agreement and any Appendix, however, the Agreement shall prevail.



1/1/99                    Confidential and Proprietary

                                                                         Page 25
                                                               Contract #BJ16212


27.  ENTIRE AGREEMENT

This Agreement and the Appendices constitute the entire agreement between the parties pertaining to the subject matter hereof, supersede all prior agreements, understandings, negotiations and representations pertaining to the subject matter hereof, and, except as otherwise set forth in this Agreement, may not be modified or rescinded except in writing signed by the duly authorized representatives of both parties.

XII.  EXECUTION

Authorized representatives of Bell Atlantic Network Services, Inc. and Agent, intending to be legally bound, hereby execute this Agreement, including any Appendices attached hereto and referenced herein.


BELL ATLANTIC                                    USTELECENTERS
NETWORK SERVICES, INC

Name:    Linda Waddell                           Name: Franklin A. Reece III

By:      /s/ Linda Waddell                       By: /s/ Franklin A. Reece III

Title:   Director                                Title: President
         Channel Strategies

Date:    1/26/99                                 Date: 12/28/98


                          Confidential and Proprietary

 APPENDIX A - 2000 AUTHORIZED SALES AGENT NETWORK SERVICES PRODUCT LIST (NORTH)

Messaging Products & Services............................................Page 1

Centrex Products & Services..............................................Page 2

Digital Data Services....................................................Page 5

Superpath Digital Data Services..........................................Page 7

Flexpath Digital PBX Service.............................................Page 9

Network Reconfiguration Services.........................................Page 10

Frame Relay Products & Services..........................................Page 12

Other Data Products & Services...........................................Page 14

ISDN Products & Services.................................................Page 15

FDDI/Transparent LAN Service (TLS).......................................Page 17

ATM......................................................................Page 18

XDSL Services............................................................Page 19

Enterprise Products......................................................Page 20

Local & Toll Products & Services.........................................Page 27



                                                                        1/1/2000

                             Proprietary Information
   Not for Use or Disclosure Outside Bell Atlantic Without Written Permission

                                   APPENDIX A
              2000 AGENT PLAN NETWORK SERVICES PRODUCT LIST (NORTH)


MESSAGING PRODUCTS & SERVICES
------------------------------------------------------------------------------------------------------------------------------------
PRODUCT                           DESCRIPTION     PRODUCT    COMPENSATION     REVENUE
                                  UNIT            CODE       VALUE            VALUE                     RESTRICTIONS
------------------------------    -----------     -------    ------------     -------     -----------------------------------------
VMS - LARGE BOX                   MAILBOX                                                 VMS Large is for Service Level IV.
- 36M TO 59M                                      3000       (*)              (*)
- 60M TO 120M                                     3002       (*)              (*)
- PORTS                                           3001       (*)              (*)

------------------------------------------------------------------------------------------------------------------------------------
VMS - MEDIUM BOX                  MAILBOX                                                 VMS Medium is for Service Level I, II,
- MONTH-MONTH                                     3005       (*)              (*)         and III
- 12M TO 59M                                      3006       (*)              (*)
- 60M TO 120M                                     3008       (*)              (*)
- PORTS                                           3007       (*)              (*)
------------------------------------------------------------------------------------------------------------------------------------
FAX SERVICES                      PER SYSTEM
                                                  ATTNF      (*)              (*)

------------------------------------------------------------------------------------------------------------------------------------
CALL ANSWERING                    MAILBOX
                                                  TBD        (*)              (*)
------------------------------------------------------------------------------------------------------------------------------------



                                                                        1/1/2000
                                                                Revised 4/1/2000

                             Proprietary Information
   Not for Use or Disclosure Outside Bell Atlantic Without Written Permission

                                   APPENDIX A
              2000 AGENT PLAN NETWORK SERVICES PRODUCT LIST (NORTH)

CENTREX PRODUCTS & SERVICES
------------------------------------------------------------------------------------------------------------------------------------
PRODUCT                           DESCRIPTION     PRODUCT    COMPENSATION     REVENUE
                                  UNIT            CODE       VALUE            VALUE                     RESTRICTIONS
------------------------------    -----------     -------    ------------     -------     -----------------------------------------
NOVA                              PER LINE                                                Product is now grandfathered.  Add lines
- ADD LINES (13M-35M)                             1012       (*)              (*)         only

------------------------------------------------------------------------------------------------------------------------------------
INTELLIPATH II/                   PER LINE                                                No commission is paid for any Centrex/
- ADD LINES                                       1012       (*)              (*)         Intellipath line sold with "Assume dial
                                                                                          9" and/or Ground Start.  Grandfathered
                                                                                          service.  Additional lines with less than
                                                                                          12 months remaining on the existing
                                                                                          contract are not compensable.
------------------------------------------------------------------------------------------------------------------------------------
INTELLIPATH I (VT/ME)             PER LINE                                                Only available in Vermont and Maine.
NEW                                               1004       (*)              (*)         Commissions for Extensions are paid ONLY
EXTENSION                                                                                 when contract is within nine months of
- 12M TO 35M                                      1005       (*)              (*)         expiration
- 36M TO 59M                                      1006       (*)              (*)
- 60M OR GREATER                                  1007       (*)              (*)

------------------------------------------------------------------------------------------------------------------------------------
INTELLIPATH I (VT/NH/ME)          PER LINE                                                Only available in Vermont,New Hampshire
- ADD LINES                                       1015       (*)              (*)         and Maine.
------------------------------------------------------------------------------------------------------------------------------------



                                                                        1/1/2000
                                                                Revised 4/1/2000

                             Proprietary Information
   Not for Use or Disclosure Outside Bell Atlantic Without Written Permission

                                   APPENDIX A
              2000 AGENT PLAN NETWORK SERVICES PRODUCT LIST (NORTH)


CENTREX PRODUCTS & SERVICES
------------------------------------------------------------------------------------------------------------------------------------
PRODUCT                           DESCRIPTION     PRODUCT    COMPENSATION     REVENUE
                                  UNIT            CODE       VALUE            VALUE                     RESTRICTIONS
------------------------------    -----------     -------    ------------     -------     -----------------------------------------
CENTREX PLUS                      PER LINE                                                Conversion of 1MB to Digital Centrex Plus
NEW                                                                                       is compensable as new when it meets one
- 12M TO 35M                                      1100       (*)              (*)         the following conditions: Expired Centrex
- 36M TO 59M                                      1101       (*)              (*)         Contracts that are resigned or converted
- 60M TO PLUS                                     1102       (*)              (*)         are considered to be recast not a new
EXTENSIONS                                                                                contract.  Minimum compensable number of
- 12M TO 35M                                      1022       (*)              (*)         lines sold under a CentrexPlus service is
- 36M TO 59M                                      1023       (*)              (*)         2.  No commission is paid for any Digital
- 60M TO PLUS                                     1024       (*)              (*)         Centrex/Intellipath line sold with
ADDITIONS                                                                                 "Assume dial 9" and/or Ground Start.
- 12M TO 35M                                      1012       (*)              (*)         Additional lines with less than 12 months
- 36M TO 59M                                      1013       (*)              (*)         remaining on the existing contract are
- 60M TO PLUS                                     1014       (*)              (*)         not compensable. Commissions for
                                                                                          Extensions are paid ONLY when contract is
                                                                                          within nine months of expiration
------------------------------------------------------------------------------------------------------------------------------------
CUSTOPAK                          PER LINE                                                These are the only lines where "Assume
(FORMERLY CENTREX PLUS                            5010       (*)              (*)         dial 9" is allowed. Minimum number of
MONTH-MONTH)                                                                              lines is 2.  Conversions from Centrex
                                                                                          Plus to CustoPak are not eligible for
                                                                                          compensation.
------------------------------------------------------------------------------------------------------------------------------------
CENTREX FPO                       PER LINE                                                No commission is paid for any Digital
NEW/EXTENSIONS                                                                            Centrex/ Intellipath line sold with
- 12M TO 35M                                      1210       (*)              (*)         "Assume dial 9" and/or Ground Start
- 36M TO 59M                                      1200       (*)              (*)         Additional lines with less than 12 months
- 60M TO PLUS                                     1201       (*)              (*)         remaining on the existing contract are
ADDITIONS                                                                                 not compensable.
- 12M TO 35M                                      1203       (*)              (*)         Commissions for Extensions are paid ONLY
- 36M TO 59M                                      1204       (*)              (*)         when contract is within nine months of
- 60M TO PLUS                                     1205       (*)              (*)         expiration
------------------------------------------------------------------------------------------------------------------------------------

                                                                        1/1/2000
                                                                Revised 4/1/2000

                             Proprietary Information
   Not for Use or Disclosure Outside Bell Atlantic Without Written Permission

                                   APPENDIX A
              2000 AGENT PLAN NETWORK SERVICES PRODUCT LIST (NORTH)



CENTREX PRODUCTS & SERVICES - CONVERSIONS
------------------------------------------------------------------------------------------------------------------------------------
PRODUCT                           DESCRIPTION     PRODUCT    COMPENSATION     REVENUE
                                  UNIT            CODE       VALUE            VALUE                     RESTRICTIONS
------------------------------    -----------     -------    ------------     -------     -----------------------------------------
INTELLIPATH II/                   PER LINE                                                Paid when contract is within nine months
 TO CENTREX PLUS                                                                          of expiration No commission is paid for
- 13M TO 35M                                      1026       (*)              (*)         any Centrex/ Intellipath line sold with
- 36 M TO 59M                                     1027       (*)              (*)         "Assume dial 9" and/or Ground Start.  ALL
- 60M TO PLUS                                     1028       (*)              (*)         PREVIOUSLY LISTED INSTALLATION
                                                                                          RESTRICTIONS APPLY.
------------------------------------------------------------------------------------------------------------------------------------
CENTREX FPO ALL-CONVERSIONS       PER LINE                                                Paid when month to month is converted to
- 12M TO 35M                                                                              contract or when contract is within nine
- 36M TO 59M                                      1207       (*)              (*)         months of expiration.
- 60M TO PLUS                                     1208       (*)              (*)         No commission is paid for any Digital
                                                  1209       (*)              (*)         Centrex/Intellipath line sold with
                                                                                          "Assume dial 9" and/or Ground Start.
------------------------------------------------------------------------------------------------------------------------------------


                                                                        1/1/2000
                                                                Revised 4/1/2000

                             Proprietary Information
   Not for Use or Disclosure Outside Bell Atlantic Without Written Permission

                                   APPENDIX A
              2000 AGENT PLAN NETWORK SERVICES PRODUCT LIST (NORTH)



DIGITAL DATA SERVICES - SUB RATE
------------------------------------------------------------------------------------------------------------------------------------
PRODUCT                           DESCRIPTION     PRODUCT    COMPENSATION     REVENUE
                                  UNIT            CODE       VALUE            VALUE                     RESTRICTIONS
------------------------------    -----------     -------    ------------     -------     -----------------------------------------

DDS-II SUB                        PER                                                     A conversion of Analog Private Line to
NEW                               CHANNEL TERM                                            DDS will be compensated as new, provided
- MONTH -MONTH                                    2010       (*)              (*)         the DDS is sold for a contracted  term
- 36M TO 59M                                      2011       (*)              (*)
- 60M OR GREATER                                  2012       (*)              (*)         Commissions will be paid ONLY when
EXTENSIONS                                                                                contract is within nine months of
- MONTH -MONTH                                    2018       (*)              (*)         expiration
- 12M TO 35M                                      2013       (*)              (*)
- 36M TO 59M                                      2014       (*)              (*)
- 60M OR GREATER                                  2017       (*)              (*)
------------------------------------------------------------------------------------------------------------------------------------
DDS-II SUB CONV                   PER                                                     A compensable conversion for this service
- MONTH-MONTH                     CHANNEL TERM    2018       (*)              (*)         is considered to be: DDS I to DDS II
- 12M TO 35M                                      2013       (*)              (*)         Commissions paid when new or when month
- 36M TO 59M                                      2014       (*)              (*)         to month is converted to contract.
- 60M OR GREATER                                  2017       (*)              (*)
------------------------------------------------------------------------------------------------------------------------------------


                                                                        1/1/2000
                                                                Revised 4/1/2000

                             Proprietary Information
   Not for Use or Disclosure Outside Bell Atlantic Without Written Permission

                                   APPENDIX A
              2000 AGENT PLAN NETWORK SERVICES PRODUCT LIST (NORTH)



DIGITAL DATA SERVICES - 56K
------------------------------------------------------------------------------------------------------------------------------------
PRODUCT                           DESCRIPTION     PRODUCT    COMPENSATION     REVENUE
                                  UNIT            CODE       VALUE            VALUE                     RESTRICTIONS
------------------------------    -----------     -------    ------------     -------     -----------------------------------------
DDS-II  56K                       PER                                                     A conversion of Analog Private Line to
NEW                               CHANNEL                                                 DDS will be compensated as new, provided
- MONTH - MONTH                   TERM            2020       (*)              (*)         the DDS is sold for a contracted term
- 36M TO 59M                                      2021       (*)              (*)
 60 M OR GREATER                                  2022       (*)              (*)         Commissions will be paid ONLY when
EXTENSION                                                                                 contract is within nine months of
- MONTH - MONTH                                   2025       (*)              (*)         expiration
- 12M TO 35M                                      2029       (*)              (*)
- 36M TO 59M                                      2023       (*)              (*)
- 60 M OR GREATER                                 2024       (*)              (*)
------------------------------------------------------------------------------------------------------------------------------------
DDS-II 56K CONV                   PER                                                     A compensable conversion for this service
- MONTH-MONTH                     CHANNEL         2025       (*)              (*)         is considered to be:
- 12M TO 35M                      TERM            2029       (*)              (*)         A) DDS I to DDS II
- 36M TO 59M                                      2023       (*)              (*)         B) Subrate DDS II to 56 KBPS DDS II (NE
- 60M OR GREATER                                  2024       (*)              (*)         only)

                                                                                          Commissions paid when new or when month to
                                                                                          month is converted to contract.
------------------------------------------------------------------------------------------------------------------------------------

                                                                        1/1/2000
                                                                Revised 4/1/2000

                             Proprietary Information
   Not for Use or Disclosure Outside Bell Atlantic Without Written Permission

                                   APPENDIX A
              2000 AGENT PLAN NETWORK SERVICES PRODUCT LIST (NORTH)




SUPERPATH DIGITAL DATA SERVICES - 1.5
------------------------------------------------------------------------------------------------------------------------------------
PRODUCT                           DESCRIPTION     PRODUCT    COMPENSATION     REVENUE
                                  UNIT            CODE       VALUE            VALUE                     RESTRICTIONS
------------------------------    -----------     -------    ------------     -------     -----------------------------------------
                                  PER                                                     Channel terminations sold between a
                                  CHANNEL                   FIRST   SECOND                customer's location and an Interexchange
SUPERPATH 1.5 NEW                 TERM                      CHANNEL CHANNEL               Carrier's POP are compensated only when
- MONTH - MONTH                                   2050      (*)       (*)     (*)         the channel terminations are billed to
-12M TO 35M                                       2051      (*)       (*)     (*)         the customer and not the Interexchange
-36M TO 59M                                       2052      (*)       (*)     (*)         Carrier.
-60M OR GREATER                                   2053      (*)       (*)     (*)

                                                                                          For new sales of Superpath to an
                                                                                          Interexchange Carrier's POP, Carrier
                                                                                          Facility Assignment (CFA) is the normal
                                                                                          network configuration design. This results
                                                                                          in only one compensable channel
                                                                                          termination per circuit.

                                                                                          Where individual private Lines are
                                                                                          upgraded to new Superpath 1.544
                                                                                          multiplexed service, commissions are paid
                                                                                          on the new Superpath 1.544 channel term(s)
                                                                                          but not on the existing private line
                                                                                          channel terminations.

EXTENSIONS                                                                                Commissions will be paid ONLY when
- MONTH - MONTH                                   2054      (*)               (*)         contract is within nine months of
- 12M TO 35M                                      2055      (*)               (*)         expiration
- 36M TO 59M                                      2056      (*)               (*)
- 60M OR GREATER                                  2057      (*)               (*)
------------------------------------------------------------------------------------------------------------------------------------


                                                                        1/1/2000
                                                                Revised 4/1/2000

                             Proprietary Information
   Not for Use or Disclosure Outside Bell Atlantic Without Written Permission

                                   APPENDIX A
              2000 AGENT PLAN NETWORK SERVICES PRODUCT LIST (NORTH)



SUPERPATH DIGITAL DATA SERVICES - 45
------------------------------------------------------------------------------------------------------------------------------------
PRODUCT                           DESCRIPTION     PRODUCT    COMPENSATION     REVENUE
                                  UNIT            CODE       VALUE            VALUE                     RESTRICTIONS
------------------------------    -----------     -------    ------------     -------     -----------------------------------------
SUPERPATH -45                     PER                                                     Channel terminations sold between a
- MONTH-MONTH                     CHANNEL         2150       (*)              (*)         customer's location and an Interexchange
- 12M TO 35M                      TERM            2159       (*)              (*)         Carrier's POP are compensated only when
- 36M TO 59M                                      2151       (*)              (*)         the channel terminations are billed to
- 60M OR GREATER                                  2152       (*)              (*)         the customer and not the Interexchange
                                                                                          Carrier.

                                                                                          A compensable conversion for this service
                                                                                          is considered to be: SuperPath 1.5 to
                                                                                          SuperPath 45.

EXTENSION                                                                                 Commissions will be paid ONLY when
- MONTH-MONTH                                     2157       (*)              (*)         contract is within nine months of
- 12M TO 35M                                      2158       (*)              (*)         expiration
- 36M TO 59M                                      2154       (*)              (*)
- 60M OR GREATER                                  2155       (*)              (*)
------------------------------------------------------------------------------------------------------------------------------------

                                                                        1/1/2000
                                                                Revised 4/1/2000

                             Proprietary Information
   Not for Use or Disclosure Outside Bell Atlantic Without Written Permission

                                   APPENDIX A
              2000 AGENT PLAN NETWORK SERVICES PRODUCT LIST (NORTH)



FLEXPATH DIGITAL PBX SERVICE
------------------------------------------------------------------------------------------------------------------------------------
PRODUCT                           DESCRIPTION     PRODUCT    COMPENSATION     REVENUE
                                  UNIT            CODE       VALUE            VALUE                     RESTRICTIONS
------------------------------    -----------     -------    ------------     -------     ------------------------------------------
FLEXPATH                           PER            2090       (*)              (*)         This rate applies only in Maine, Rhode
MONTH-MONTH                        CIRCUIT                                                Island, New Hampshire, Massachusetts and
                                                                                          Vermont until tariff filings allow multi
                                                                                          year service agreements. A minimum Service
                                                                                          Period of 12 months is required.
                                                                                          RESTRICTIONS LISTED BELOW APPLY.
------------------------------------------------------------------------------------------------------------------------------------
FLEXPATH                           PER
NEW                                CIRCUIT                                                No commission is paid unless both port and
- 13 to 35 M                                      209A       (*)              (*)         facility are coincidentally sold.
- 36M TO 50 M                                     209B       (*)              (*)         No commission is paid where Flexpath
- 60M OR GREATER                                  209D       (*)              (*)         replaces any Centrex-like service (e.g.,
                                                                                          Intellipath, Nova, Intellipath II,
                                                                                          Centrex, Centrex III, Centrex Plus).

EXTENSIONS                                                                                Commissions paid when month to month is
- 12M TO 35M                                      209J       (*)              (*)         converted to contract or when contract is
- 36M TO 50 M                                     209K       (*)              (*)         within nine months of expiration.
- 60M OR GREATER                                  209L       (*)              (*)
------------------------------------------------------------------------------------------------------------------------------------

                                                                        1/1/2000
                                                                Revised 4/1/2000

                             Proprietary Information
   Not for Use or Disclosure Outside Bell Atlantic Without Written Permission

                                   APPENDIX A
              2000 AGENT PLAN NETWORK SERVICES PRODUCT LIST (NORTH)





NETWORK RECONFIGURATION SERVICES
------------------------------------------------------------------------------------------------------------------------------------
PRODUCT                           DESCRIPTION     PRODUCT    COMPENSATION     REVENUE
                                  UNIT            CODE       VALUE            VALUE                     RESTRICTIONS
------------------------------    -----------     -------    ------------     -------     -----------------------------------------
NRS - DDS                         PER
NEW                               PORT
- MONTH-MONTH                                     2130       (*)              (*)
- 36M TO 59M                                      2131       (*)              (*)
- 60M OR GREATER                                  2132       (*)              (*)

EXTENSIONS                                                                                Commissions on Extensions will be paid
- MONTH-MONTH                                     2135       (*)              (*)         ONLY when contract is within nine months
- 36M TO 59M                                      2133       (*)              (*)         of expiration
- 60M OR GREATER                                  2134       (*)              (*)
------------------------------------------------------------------------------------------------------------------------------------
NRS - 1.5                         PER
NEW                               PORT
- MONTH-MONTH                                     2140       (*)              (*)
- 36M TO 59M                                      2141       (*)              (*)
- 60M OR GREATER                                  2142       (*)              (*)

EXTENSIONS                                                                                Commissions on Extensions will be paid
- MONTH-MONTH                                     2145       (*)              (*)         ONLY when contract is within nine months
- 36M TO 59M                                      2143       (*)              (*)         of expiration
- 60M OR GREATER                                  2144       (*)              (*)
------------------------------------------------------------------------------------------------------------------------------------
NRS - 45                          PER
NEW                               PORT

-MONTH-MONTH                                      2210       (*)              (*)
- 36M TO 59M                                      2211       (*)              (*)
- 60M OR GREATER                                  2212       (*)              (*)

EXTENSIONS                                                                                 Commissions on Extensions will be paid
- MONTH-MONTH                                     2213       (*)              (*)          ONLY when contract is within nine months
- 36M TO 59M                                      2214       (*)              (*)          of expiration
- 60M OR GREATER                                  2215       (*)              (*)
------------------------------------------------------------------------------------------------------------------------------------

                                                                        1/1/2000
                                                                Revised 4/1/2000

                             Proprietary Information
   Not for Use or Disclosure Outside Bell Atlantic Without Written Permission

                                   APPENDIX A
              2000 AGENT PLAN NETWORK SERVICES PRODUCT LIST (NORTH)



NETWORK RECONFIGURATION SERVICES - CONVERSIONS
------------------------------------------------------------------------------------------------------------------------------------
PRODUCT                           DESCRIPTION     PRODUCT    COMPENSATION     REVENUE
                                  UNIT            CODE       VALUE            VALUE                     RESTRICTIONS
------------------------------    -----------     -------    ------------     -------     -----------------------------------------
NRS - DDS CONV                    PER                                                     Commissions paid when month to month is
- MONTH-MONTH                     PORT            2135       (*)              (*)         converted to contract or when contract is
- 3 YEAR                                          2133       (*)              (*)         within nine months of expiration.
- >= 5 YEAR                                       2134       (*)              (*)         ALL PREVIOUS INSTALLATION RESTRICTIONS
                                                                                          APPLY.
------------------------------------------------------------------------------------------------------------------------------------
NRS - 1.5 CONV                    PER                                                     Commissions paid when month to month is
- MONTH-MONTH                     PORT            2145       (*)              (*)         converted to contract or when contract is
- 3 YEAR                                          2143       (*)              (*)         within nine months of expiration
- >= 5 YEAR                                       2144       (*)              (*)         ALL PREVIOUS INSTALLATION RESTRICTIONS
                                                                                          APPLY.
------------------------------------------------------------------------------------------------------------------------------------

                                                                        1/1/2000
                                                                Revised 4/1/2000

                             Proprietary Information
   Not for Use or Disclosure Outside Bell Atlantic Without Written Permission

                                   APPENDIX A
              2000 AGENT PLAN NETWORK SERVICES PRODUCT LIST (NORTH)




FRAME RELAY PRODUCTS/SERVICES
------------------------------------------------------------------------------------------------------------------------------------
PRODUCT                           DESCRIPTION     PRODUCT    COMPENSATION     REVENUE
                                  UNIT            CODE       VALUE            VALUE                     RESTRICTIONS
------------------------------    -----------     -------    ------------     -------     ------------------------------------------
FRAME RELAY DDSII-56K             PER PORT                                                No Compensation paid on logical Channels.

NEW
- MONTH-MONTH                                     2170       (*)              (*)
- 36M TO 59M                                      2171       (*)              (*)
- 60M GREATER                                     2172       (*)              (*)
                                                                                          Commissions on extensions  will be paid
EXTENSIONS                                                                                ONLY when contract is within nine months
- MONTH-MONTH                                     2173       (*)              (*)         of expiration
- 36M TO 59M                                      2174       (*)              (*)
- 60M GREATER                                     2175       (*)              (*)

------------------------------------------------------------------------------------------------------------------------------------
FRAME RELAY 384K                  PER PORT                                                No Compensation paid on logical Channels
NEW

- MONTH-MONTH                                     2180       (*)              (*)
- 36M TO 59M                                      2181       (*)              (*)
- 6OM OR GREATER                                  2182       (*)              (*)
                                                                                          Commissions on extensions will be paid
EXTENSIONS                                                                                ONLY when contract is within nine months
- MONTH-MONTH                                     2183       (*)              (*)         of expiration
- 36M TO 59M                                      2184       (*)              (*)
- 6OM OR GREATER                                  2185       (*)              (*)
------------------------------------------------------------------------------------------------------------------------------------
FRAME RELAY 1.5                   PER PORT                                                No Compensation paid on logical Channels
NEW

- MONTH-MONTH                                     2160       (*)              (*)
- 36 TO 59M                                       2161       (*)              (*)
- 60M OR GREATER                                  2162       (*)              (*)
                                                                                          Commissions on extensions will be paid
EXTENSIONS                                                                                ONLY when contract is within nine months
- MONTH-MONTH                                     2165       (*)              (*)         of expiration
- 36 TO 59M                                       2163       (*)              (*)
- 60M OR GREATER                                  2164       (*)              (*)
------------------------------------------------------------------------------------------------------------------------------------

                                                                        1/1/2000
                                                                Revised 4/1/2000

                             Proprietary Information
   Not for Use or Disclosure Outside Bell Atlantic Without Written Permission

                                   APPENDIX A
              2000 AGENT PLAN NETWORK SERVICES PRODUCT LIST (NORTH)




FRAME RELAY PRODUCTS/SERVICES
------------------------------------------------------------------------------------------------------------------------------------
PRODUCT                           DESCRIPTION     PRODUCT    COMPENSATION     REVENUE
                                  UNIT            CODE       VALUE            VALUE                     RESTRICTIONS
------------------------------    -----------     -------    ------------     -------     ------------------------------------------
FRAME RELAY DS3                   PER PORT                                                No Compensation paid on logical Channels
- 36 TO 59M                                       TBD        (*)              (*)
- 60M OR GREATER                                  TBD        (*)              (*)
                                                                                          Commissions on extensions will be paid
EXTENSION                                                                                 ONLY when contract is within nine months
- 36 TO 59M                                       TBD        (*)              (*)         of expiration
- 60M OR GREATER                                  TBD        (*)              (*)
------------------------------------------------------------------------------------------------------------------------------------

                                                                        1/1/2000
                                                                Revised 4/1/2000

                             Proprietary Information
   Not for Use or Disclosure Outside Bell Atlantic Without Written Permission

                                   APPENDIX A
              2000 AGENT PLAN NETWORK SERVICES PRODUCT LIST (NORTH)



OTHER DATA PRODUCTS & SERVICES - VIDEO AND CUSTOM
------------------------------------------------------------------------------------------------------------------------------------
PRODUCT                           DESCRIPTION     PRODUCT    COMPENSATION     REVENUE
                                  UNIT            CODE       VALUE            VALUE                     RESTRICTIONS
------------------------------    -----------     -------    ------------     -------     ------------------------------------------
TV-1 / 140 MBPS                   PER CHANNEL                                             Service Discount Plans are only available
 - MONTH-MONTH                    TERMINATION     2510       (*)              (*)         in NE.
-  36M TO 59M                                     2511       (*)              (*)         Compensation for only full-time (not
- 60M OR GREATER                                  2512       (*)              (*)         part-time) circuits.
------------------------------------------------------------------------------------------------------------------------------------

AUDVS                             PER CHANNEL                                             Compensation for new as well as added
- MONTH-MONTH                     TERMINATION     2513       (*)              (*)         channel terminations
- 36M TO 59M                                      2514       (*)              (*)
- 60M OR GREATER                                  2515       (*)              (*)

------------------------------------------------------------------------------------------------------------------------------------
SERIAL COMPONENT SERVICE          PER CHANNEL                                             One year minimum contract  Service
- 1 YEAR                          TERMINATION     2650       (*)              (*)         Discount Plan Available
- 3 YEAR
- 5 YEAR

------------------------------------------------------------------------------------------------------------------------------------
CUSTOM                                                                                    Must be approved by Comp. staff prior to
                                                  5050       (*)              (*)         installation.  Refer to Comp. Plan.



------------------------------------------------------------------------------------------------------------------------------------

                                                                        1/1/2000
                                                                Revised 4/1/2000

                             Proprietary Information
   Not for Use or Disclosure Outside Bell Atlantic Without Written Permission

                                   APPENDIX A
              2000 AGENT PLAN NETWORK SERVICES PRODUCT LIST (NORTH)




ISDN PRODUCTS & SERVICES
------------------------------------------------------------------------------------------------------------------------------------
PRODUCT                           DESCRIPTION     PRODUCT    COMPENSATION     REVENUE
                                  UNIT            CODE       VALUE            VALUE                     RESTRICTIONS
------------------------------    -----------     -------    ------------     -------     -----------------------------------------
ISDN BRI                          PER LINE        2110       (*)              (*)          There is no commission for Residential
                                                                                          ISDN services associated with Individual
                                                                                          Message Residence Service (IMR).
------------------------------------------------------------------------------------------------------------------------------------
ISDN PRI - WITHOUT CLID           PER PORT                                                CLID - Calling Line Identification
NEW

- MONTH - MONTH                                   2230       (*)              (*)
- 36M TO 59M                                      2231       (*)              (*)
- 60M OR GREATER                                  2232       (*)              (*)
EXTENSIONS

- MONTH - MONTH                                   2235       (*)              (*)
- 36M TO 59M                                      2233       (*)              (*)
- 60M OR GREATER                                  2234       (*)              (*)

ISDN PRI - WITH CLID

NEW

- MONTH - MONTH                                   2240       (*)              (*)
- 36M TO 59M                                      2241       (*)              (*)
- 60M OR GREATER                                  2242       (*)              (*)

EXTENSIONS                                                                                Commissions for Extensions are paid ONLY
- MONTH - MONTH                                   2245       (*)              (*)         when contract is within nine months of
- 36M TO 59M                                      2243       (*)              (*)         expiration
- 60M OR GREATER                                  2244       (*)              (*)
------------------------------------------------------------------------------------------------------------------------------------


                                                                        1/1/2000
                                                                Revised 4/1/2000

                             Proprietary Information
   Not for Use or Disclosure Outside Bell Atlantic Without Written Permission

                                   APPENDIX A
              2000 AGENT PLAN NETWORK SERVICES PRODUCT LIST (NORTH)



ISDN PRODUCTS & SERVICES ISDN/IPRS
------------------------------------------------------------------------------------------------------------------------------------
PRODUCT                           DESCRIPTION     PRODUCT    COMPENSATION     REVENUE
                                  UNIT            CODE       VALUE            VALUE                     RESTRICTIONS
------------------------------    -----------     -------    ------------     -------     -----------------------------------------
ISDN PRI CONV                     PER PORT                                                A compensable conversion for this service
WITHOUT CLID                                                                              is considered to be:
- MONTH-MONTH                                     2235       (*)              (*)         A) Flexpath to any ISDN PRI.
- 3 YEAR                                          2233       (*)              (*)         B)  Superpath to any ISDN PRI.
- 5 YEAR                                          2234       (*)              (*)
WITH CLID                                                                                 Commission paid when new or when month to
- MONTH - MONTH                                   2245       (*)              (*)         month is connected to contract or when
- 3 YEAR                                          2243       (*)              (*)         contract is within nine months of
- 5 YEAR                                          2244       (*)              (*)         expiration
------------------------------------------------------------------------------------------------------------------------------------
ISDN-PRI HUBBING                  PER PORT
- MONTH-MONTH                                     2250       (*)              (*)
- 3 YEAR                                          2251       (*)              (*)
- 5 YEAR                                          2252       (*)              (*)
------------------------------------------------------------------------------------------------------------------------------------
IPRS - 64K                        PER PORT
- 3 YEAR                                          TBD        (*)              (*)
- 5 YEAR                                          TBD        (*)              (*)
------------------------------------------------------------------------------------------------------------------------------------
IPRS - DS1                        PER PORT
- 3 YEAR                                          TBD        (*)              (*)
- 5 YEAR                                          TBD        (*)              (*)
------------------------------------------------------------------------------------------------------------------------------------

                                                                        1/1/2000
                                                                Revised 4/1/2000

                             Proprietary Information
   Not for Use or Disclosure Outside Bell Atlantic Without Written Permission

                                   APPENDIX A
              2000 AGENT PLAN NETWORK SERVICES PRODUCT LIST (NORTH)



FDDI SERVICE/TRANSPARENT LAN SERVICE (TLS)
------------------------------------------------------------------------------------------------------------------------------------
PRODUCT                           DESCRIPTION     PRODUCT    COMPENSATION     REVENUE
                                  UNIT            CODE       VALUE            VALUE                     RESTRICTIONS
------------------------------    -----------     -------    ------------     -------     -----------------------------------------
FDDI - FULL                       PER SYSTEM
- 3 YEAR                                          TBD        (*)              (*)
- 5 YEAR OR GREATER                               TBD        (*)              (*)
)----------------------------------------------------------------------------------------------------------------------------------
FDDI WIRE SPEED LAN               PER SYSTEM
- 4 MB                                            TBD        (*)              (*)
- 10 MB                                           TBD        (*)              (*)
- 16 MB                                           TBD        (*)              (*)
------------------------------------------------------------------------------------------------------------------------------------
TRANSPARENT LAN (TLS) - 10MB      PER SYSTEM
- 3 YEAR
- 5 YEAR                                          TBD        (*)              (*)
                                                  TBD        (*)              (*)
------------------------------------------------------------------------------------------------------------------------------------
TRANSPARENT LAN (TLS)             PER SYSTEM
100MB                                             TBD        (*)              (*)
                                                  TBD        (*)              (*)
------------------------------------------------------------------------------------------------------------------------------------

                                                                        1/1/2000
                                                                Revised 4/1/2000

                             Proprietary Information
   Not for Use or Disclosure Outside Bell Atlantic Without Written Permission

                                   APPENDIX A
              2000 AGENT PLAN NETWORK SERVICES PRODUCT LIST (NORTH)



ATM
------------------------------------------------------------------------------------------------------------------------------------
PRODUCT                           DESCRIPTION     PRODUCT    COMPENSATION     REVENUE
                                  UNIT            CODE       VALUE            VALUE                     RESTRICTIONS
------------------------------    -----------     -------    ------------     -------     -----------------------------------------
ATM - DS1                         PER                                                     Channel terminations sold between a
- 3 YEAR                          USER NETWORK    2600       (*)              (*)         customer's location and an
- 5 YEAR                          INTERFACE       2601       (*)              (*)         Interexchange Carrier's POP are
                                                                                          compensated only when the channel
                                                                                          terminations are billed to the customer
                                                                                          and not the Interexchange Carrier
------------------------------------------------------------------------------------------------------------------------------------
ATM - DS3                         PER                                                     Channel terminations sold between a
- 3 YEAR                          USER NETWORK    2610       (*)              (*)         customer's location and an
- 5 YEAR                          INTERFACE       2611       (*)              (*)         Interexchange Carrier's POP are
                                                                                          compensated only when the channel
                                                                                          terminations are billed to the customer
                                                                                          and not the Interexchange Carrier
------------------------------------------------------------------------------------------------------------------------------------
SONET - OC3                       PER NODE                                                Channel terminations sold between a
- 3 YEAR                                          2501       (*)              (*)         customer's location and an
- 5 YEAR                                          2502       (*)              (*)         Interexchange Carrier's POP are
                                                                                          compensated only when the channel
                                                                                          terminations are billed to the customer
                                                                                          and not the Interexchange Carrier
------------------------------------------------------------------------------------------------------------------------------------

                                                                        1/1/2000
                                                                Revised 4/1/2000

                             Proprietary Information
   Not for Use or Disclosure Outside Bell Atlantic Without Written Permission

                                   APPENDIX A
              2000 AGENT PLAN NETWORK SERVICES PRODUCT LIST (NORTH)



XDSL SERVICES
------------------------------------------------------------------------------------------------------------------------------------
PRODUCT                           DESCRIPTION     PRODUCT    COMPENSATION     REVENUE
                                  UNIT            CODE       VALUE            VALUE                     RESTRICTIONS
------------------------------    -----------     -------    ------------     -------     -----------------------------------------
ADSL                              PER LINE
- 640/90                                          2260       (*)              (*)
- 1.6/90                                          2261       (*)              (*)
- 7.1/680                                         2262       (*)              (*)
------------------------------------------------------------------------------------------------------------------------------------
SDSL                              PER LINE
- 128                                             TBD        (*)              (*)         Not available until given notice by
- 256                                             TBD        (*)              (*)         Bell Atlantic
- 384                                             TBD        (*)              (*)
- 512                                             TBD        (*)              (*)
- 768                                             TBD        (*)              (*)
------------------------------------------------------------------------------------------------------------------------------------


NEW BAIS PRODUCTS & SERVICES - DSL SERVICES
------------------------------------------------------------------------------------------------------------------------------------
PRODUCT                           DESCRIPTION     PRODUCT    COMPENSATION     REVENUE
                                  UNIT            CODE       VALUE            VALUE                     RESTRICTIONS
------------------------------    -----------     -------    ------------     -------     -----------------------------------------
Infospeed DSL Plus                PER LINE        A2710      (*)              (*)
- 640K
- 1.6M
- 7.1M
------------------------------------------------------------------------------------------------------------------------------------

                                                                        1/1/2000
                                                                Revised 4/1/2000

                             Proprietary Information
   Not for Use or Disclosure Outside Bell Atlantic Without Written Permission

                                   APPENDIX A
              2000 AGENT PLAN NETWORK SERVICES PRODUCT LIST (NORTH)


ENTERPRISE DS0 PRODUCTS & SERVICES  (NEW YORK ONLY)
------------------------------------------------------------------------------------------------------------------------------------
PRODUCT                           DESCRIPTION     PRODUCT    COMPENSATION     REVENUE
                                  UNIT            CODE       VALUE            VALUE                     RESTRICTIONS
------------------------------    -----------     -------    ------------     -------     -----------------------------------------
ENTERPRISE -DS0                   PER CHANNEL                                             New Enterprise sales which require
NEW                               TERM                                                    "Coppernet" tails on a portion of the
- MONTH-MONTH                                     2301       (*)              (*)         network are compensable based on the
- 12M TO 35M                                      2302       (*)              (*)         commission rates applicable to the
- 36M TO 59M                                      2303       (*)              (*)         "Coppernet" services (e.g., DDS II,
- 60M OR GREATER                                  2305       (*)              (*)         Superpath) and Enterprise rates for the
                                                                                          Enterprise (fiber) portion of the network.
                                                                                          Conversion of existing standard tariff
                                                                                          services (DDS II, Superpath) to
                                                                                          "Coppernet" tails under Enterprise will
                                                                                          not be compensated
EXTENSIONS
- MONTH-MONTH                                     2310       (*)              (*)         Commissions for Extensions are paid ONLY
- 12M TO 35M                                      2311       (*)              (*)         when contract is within nine months of
- 36M TO 59M                                      2312       (*)              (*)         expiration
- 60M OR GREATER                                  2314       (*)              (*)
------------------------------------------------------------------------------------------------------------------------------------

ENTERPRISE DS0 PRODUCTS & SERVICES  - CONVERSIONS (NEW YORK ONLY)
------------------------------------------------------------------------------------------------------------------------------------
PRODUCT                           DESCRIPTION     PRODUCT    COMPENSATION     REVENUE
                                  UNIT            CODE       VALUE            VALUE                     RESTRICTIONS
------------------------------    -----------     -------    ------------     -------     -----------------------------------------
ENTERPRISE -DS0                   PER CHANNEL                                             A compensable conversion for this service
- MONTH-MONTH                     TERM            2310       (*)              (*)         is considered to be:
- 2 YEAR                                          2311       (*)              (*)         A) Analog Private line to Enterprise DSO
- 3 YEAR                                          2312       (*)              (*)         (56kbps)
- >= 5 YEAR                                       2314       (*)              (*)         B) DDS I or DDS II to Enterprise DSO
                                                                                          (56kbps)
------------------------------------------------------------------------------------------------------------------------------------

                                                                        1/1/2000
                                                                Revised 4/1/2000

                             Proprietary Information
   Not for Use or Disclosure Outside Bell Atlantic Without Written Permission

                                   APPENDIX A
              2000 AGENT PLAN NETWORK SERVICES PRODUCT LIST (NORTH)



ENTERPRISE DS-1 PRODUCTS AND SERVICES (NEW YORK ONLY)
------------------------------------------------------------------------------------------------------------------------------------
PRODUCT                           DESCRIPTION     PRODUCT    COMPENSATION     REVENUE
                                  UNIT            CODE       VALUE            VALUE                     RESTRICTIONS
------------------------------    -----------     -------    ------------     -------     -----------------------------------------
ENTERPRISE - DS1 - NEW            PER CHANNEL                                             Channel terminations sold between a
- MONTH-MONTH                     TERM            2320       (*)              (*)         customer's location and an Interexchange
- 12M TO 35M                                      2321       (*)              (*)         Carrier's POP are compensated only when
- 36M TO 59M                                      2322       (*)              (*)         the channel termination is billed to the
- 60M OR GREATER                                  2324       (*)              (*)         customer and not the Interexchange
                                                                                          Carrier. No compensation is paid for sales
                                                                                          of Superpath to an Interexchange Carrier's
                                                                                          POP where an existing service is in
                                                                                          place, regardless of the current
                                                                                          provider. Where individual private lines
                                                                                          are upgraded to a new Enterprise DS 1
                                                                                          multiplexed service, commissions are
                                                                                          paid on the new Enterprise DS 1 channel
                                                                                          term(s) but not on the existing private
                                                                                          line channel terminations. Flexpath
                                                                                          Enterprise and ISDN PRI Enterprise are
                                                                                          compensable only if approved by CAN and
                                                                                          have billable vertical features. New
                                                                                          Enterprise sales which require
                                                                                          "Coppernet" tails on a portion of the
                                                                                          network are compensable based on the
                                                                                          commission rates applicable to the
                                                                                          "Coppernet" services (e.g., DDS II,
                                                                                          Superpath) and Enterprise rates for the
                                                                                          Enterprise (fiber) portion of the
                                                                                          network. Conversion of existing standard
                                                                                          tariff services (e.g., DDS II,
                                                                                          Superpath) to "Coppernet" tails under
                                                                                          Enterprise will not be compensated.

EXTENSIONS
- MONTH-MONTH                                     2325       (*)              (*)         Commissions on extensions will be paid
- 12M TO 35M                                      2326       (*)              (*)         ONLY when contract is within nine months
- 36M TO 59M                                      2327       (*)              (*)         of expiration
- 60M OR GREATER                                  2328       (*)              (*)
------------------------------------------------------------------------------------------------------------------------------------

                                                                        1/1/2000
                                                                Revised 4/1/2000

                             Proprietary Information
   Not for Use or Disclosure Outside Bell Atlantic Without Written Permission

                                   APPENDIX A
              2000 AGENT PLAN NETWORK SERVICES PRODUCT LIST (NORTH)


ENTERPRISE DS-1 PRODUCTS AND SERVICES - CONVERSIONS (NEW YORK ONLY)
------------------------------------------------------------------------------------------------------------------------------------
PRODUCT                           DESCRIPTION     PRODUCT    COMPENSATION     REVENUE
                                  UNIT            CODE       VALUE            VALUE                     RESTRICTIONS
------------------------------    -----------     -------    ------------     -------     -----------------------------------------
ENTERPRISE - DS1                  PER CHANNEL                                             A compensable conversion for this
- MONTH-MONTH                     TERM            2325       (*)              (*)         service is considered to be:
- 12M TO 35M                                      2326       (*)              (*)         Superpath to Enterprise DS1
- 36M TO 59M                                      2327       (*)              (*)         ALL PREVIOUS INSTALLATION RESTRICTIONS
- 60M OR GREATER                                  2328       (*)              (*)         APPLY.
------------------------------------------------------------------------------------------------------------------------------------

                                                                        1/1/2000
                                                                Revised 4/1/2000

                             Proprietary Information
   Not for Use or Disclosure Outside Bell Atlantic Without Written Permission

                                   APPENDIX A
              2000 AGENT PLAN NETWORK SERVICES PRODUCT LIST (NORTH)


ENTERPRISE DS-3 PRODUCTS AND SERVICES (NEW YORK ONLY)
------------------------------------------------------------------------------------------------------------------------------------
PRODUCT                           DESCRIPTION     PRODUCT    COMPENSATION     REVENUE
                                  UNIT            CODE       VALUE            VALUE                     RESTRICTIONS
------------------------------    -----------     -------    ------------     -------     -----------------------------------------
ENTERPRISE - DS3 - NEW            PER CHANNEL                                             Channel terminations sold between a
- MONTH-MONTH                     TERM            2330       (*)              (*)         customer's location and an
- 12M TO 35M                                      2331       (*)              (*)         Interexchange Carrier's POP are
- 36M TO 59M                                      2332       (*)              (*)         compensated only when the channel
- 60M OR GREATER                                  2334       (*)              (*)         termination is billed to the customer
                                                                                          and not the Interexchange Carrier.
                                                                                          Changing the channel termination billing
                                                                                          from an Interexchange Carrier to a
                                                                                          customer is compensated when the new
                                                                                          customer's service discount period is
                                                                                          increased by 24 months or longer. The
                                                                                          commission is paid using the extensions
                                                                                          schedule. Commissions are paid for an
                                                                                          upgrade from Enterprise DS 1 service to
                                                                                          Enterprise DS 3 service only if the
                                                                                          displaced Enterprise DS 1 service has
                                                                                          been in service for a minimum of twelve
                                                                                          (12) months. New Enterprise sales which
                                                                                          require "Coppernet" tails on a portion
                                                                                          of the network are compensable based on
                                                                                          the commission rates applicable to the
                                                                                          "Coppernet" services (e.g., DDS II,
                                                                                          Superpath) and Enterprise rates for the
                                                                                          Enterprise (fiber) portion of the
                                                                                          network. Conversion of existing standard
                                                                                          tariff services (e.g., DDS II,
                                                                                          Superpath) to "Coppernet" tails under
EXTENSIONS                                                                                Enterprise will not be compensated.
- MONTH-MONTH                                     2335       (*)              (*)
- 12M TO 35M                                      2336       (*)              (*)         Commissions on extensions will be paid
- 36M TO 59M                                      2337       (*)              (*)         ONLY when contract is within nine
- 60M OR GREATER                                  2339       (*)              (*)         months of expiration
------------------------------------------------------------------------------------------------------------------------------------

                                                                        1/1/2000
                                                                Revised 4/1/2000

                             Proprietary Information
   Not for Use or Disclosure Outside Bell Atlantic Without Written Permission

                                   APPENDIX A
              2000 AGENT PLAN NETWORK SERVICES PRODUCT LIST (NORTH)



ENTERPRISE DS-3 PRODUCTS AND SERVICES - CONVERSIONS (NEW YORK ONLY)
------------------------------------------------------------------------------------------------------------------------------------
PRODUCT                           DESCRIPTION     PRODUCT    COMPENSATION     REVENUE
                                  UNIT            CODE       VALUE            VALUE                     RESTRICTIONS
------------------------------    -----------     -------    ------------     -------     -----------------------------------------
ENTERPRISE - DS3                  PER CHANNEL                                             A compensable conversion for this
- MONTH-MONTH                     TERM            2335       (*)              (*)         service is considered to be:
- 12M TO 35M                                      2336       (*)              (*)         Superpath DS3 to Enterprise DS3
- 36M TO 59M                                      2337       (*)              (*)
- 60M OR GREATER                                  2339       (*)              (*)         Commissions paid when month to month
                                                                                          is converted to contract or when
                                                                                          contract is within nine months of
                                                                                          expiration.

                                                                                          ALL PREVIOUSLY LISTED INSTALLATION
                                                                                          RESTRICTIONS APPLY.
------------------------------------------------------------------------------------------------------------------------------------

                                                                        1/1/2000
                                                                Revised 4/1/2000

                             Proprietary Information
   Not for Use or Disclosure Outside Bell Atlantic Without Written Permission

                                   APPENDIX A
              2000 AGENT PLAN NETWORK SERVICES PRODUCT LIST (NORTH)




ENTERPRISE FDDI DATA SERVICES (NEW YORK ONLY)
------------------------------------------------------------------------------------------------------------------------------------
PRODUCT                           DESCRIPTION     PRODUCT    COMPENSATION     REVENUE
                                  UNIT            CODE       VALUE            VALUE                     RESTRICTIONS
------------------------------    -----------     -------    ------------     -------     -----------------------------------------
ENTERPRISE FDDI DUAL              PER CHANNEL                                             A conversion from a DS3 type service to
NEW                               TERM                                                    FDDI is not compensable.
- 36M TO 59M                                      2341       (*)              (*)
- 60M OR GREATER                                  2342       (*)              (*)
------------------------------------------------------------------------------------------------------------------------------------
ENTERPRISE FDDI SINGLE            PER CHANNEL                                             A conversion from a DS3 type service to
- 36M TO 59M                      TERM            2346       (*)              (*)         FDDI is not compensable.
- 60M OR GREATER                                  2347       (*)              (*)
------------------------------------------------------------------------------------------------------------------------------------


                                                                        1/1/2000
                                                                Revised 4/1/2000

                             Proprietary Information
   Not for Use or Disclosure Outside Bell Atlantic Without Written Permission

                                   APPENDIX A
              2000 AGENT PLAN NETWORK SERVICES PRODUCT LIST (NORTH)





ENTERPRISE FRACTIONAL DS1 SERVICE (NEW YORK ONLY)
------------------------------------------------------------------------------------------------------------------------------------
PRODUCT                           DESCRIPTION     PRODUCT    COMPENSATION     REVENUE
                                  UNIT            CODE       VALUE            VALUE                     RESTRICTIONS
------------------------------    -----------     -------    ------------     -------     -----------------------------------------
ENTERPRISE FRACTIONAL DS1         PER CHANNEL                                             New Enterprise sales which require
NEW                               TERM                                                    "Coppernet" tails on a portion of the
- MONTH-MONTH                                     2350       (*)              (*)         network are compensable based on the
- 12M TO 35M                                      2351       (*)              (*)         commission rates applicable to the
- 36M TO 59M                                      2352       (*)              (*)         "Coppernet" services (e.g., DDS II,
- 60M OR GREATER                                  2354       (*)              (*)         Superpath) and Enterprise rates for the
                                                                                          Enterprise (fiber) portion of the
                                                                                          network. Conversion of existing standard
                                                                                          tariff services (DDS II, Superpath) to
                                                                                          "Coppernet" tails under Enterprise will
                                                                                          not be compensated
EXTENSIONS
                                                                                          Commissions on extensions will be paid
- MONTH-MONTH                                     2355       (*)              (*)         ONLY when contract is within nine
- 12M TO 35M                                      2356       (*)              (*)         months of expiration
- 36M TO 59M                                      2357       (*)              (*)
- 60M OR GREATER                                  2359       (*)              (*)
------------------------------------------------------------------------------------------------------------------------------------


                                                                        1/1/2000
                                                                Revised 4/1/2000

                             Proprietary Information
   Not for Use or Disclosure Outside Bell Atlantic Without Written Permission

                                   APPENDIX A
              2000 AGENT PLAN NETWORK SERVICES PRODUCT LIST (NORTH)



LOCAL & TOLL PRODUCTS & SERVICES
------------------------------------------------------------------------------------------------------------------------------------
PRODUCT                           DESCRIPTION     PRODUCT    COMPENSATION     REVENUE
                                  UNIT            CODE       VALUE            VALUE                     RESTRICTIONS
------------------------------    -----------     -------    ------------     -------     -----------------------------------------
TOLLFREE GENERAL                  PER LINE        3030       (*)              (*)         Term plan available New York only.
(formerly VALUFLEX)
------------------------------------------------------------------------------------------------------------------------------------
BUSINESS LINK CONTRACT (MA)       PER CONTRACT                                            Tariff restrictions and requirements
                                                                                          apply
- 3 year contracts only                           3200       (*)              (*)
------------------------------------------------------------------------------------------------------------------------------------
BUSINESS LINK (ME)                PER BTN                                                 Only BTNs billing a minimum of $50 per
MONTH - MONTH                                     3201       (*)              (*)         month per BTN are eligible for Month to
                                                                                          Month compensation. If this strategy is
                                                                                          not being met, BELL ATLANTIC can adjust
                                                                                          the commission rate for this service
                                                                                          with 60 days notice. Tariff restrictions
                                                                                          and requirements apply.
------------------------------------------------------------------------------------------------------------------------------------
BUSINESS LINK PREMIUM (ME)                                                                A contract is defined as the customer's
- 3 YEAR CONTRACTS ONLY           PER CONTRACT    3226       (*)              (*)         first enrollment in Business Link.
------------------------------------------------------------------------------------------------------------------------------------
BUSINESS LINK (NH)                                                                        A contract is defined as the customer's
MONTH - MONTH                     PER BTN         3220       (*)              (*)         first enrollment in Business Link..

- 3 YEAR CONTRACT                 PER CONTRACT    TBD        (*)              (*)
------------------------------------------------------------------------------------------------------------------------------------

                                                                        1/1/2000
                                                                Revised 4/1/2000

                             Proprietary Information
   Not for Use or Disclosure Outside Bell Atlantic Without Written Permission

                                   APPENDIX A
              2000 AGENT PLAN NETWORK SERVICES PRODUCT LIST (NORTH)



LOCAL & TOLL PRODUCTS & SERVICES
------------------------------------------------------------------------------------------------------------------------------------
PRODUCT                           DESCRIPTION     PRODUCT    COMPENSATION     REVENUE
                                  UNIT            CODE       VALUE            VALUE                     RESTRICTIONS
------------------------------    -----------     -------    ------------     -------     -----------------------------------------
BUSINESS LINK (RI)                                                                        Only BTNs billing a minimum of $50 per
MONTH - MONTH                     PER BTN         3202       (*)              (*)         month per BTN are eligible for Month to
                                                                                          Month compensation.
- 3 YEAR CONTRACT                 PER CONTRACT    TBD        (*)              (*)         The BELL ATLANTIC strategy is to
                                                                                          concentrate the sale of Business Link
                                                                                          in Rhode Island on BTNs billing a
                                                                                          minimum of $150 per month, and the $50
                                                                                          per BTN rate is predicated on this
                                                                                          strategy.
------------------------------------------------------------------------------------------------------------------------------------
BUSINESS LINK (VT)                PER BTN                                                 When available, approximately 2Q99.
MONTH - MONTH                                     TBD        (*)              (*)

- 3 YEAR CONTRACT                 PER CONTRACT    TBD        (*)              (*)
------------------------------------------------------------------------------------------------------------------------------------
BUSINESS LINK                     PER BTN                                                 The Bell Atlantic strategy is to
MONTH - MONTH (NY)                                3203       (*)              (*)         concentrate the sale of Business Link
                                                                                          in NY on BTNs billing a minimum of $1000
                                                                                          monthly Total Billed Revenue, and a
                                                                                          minimum of $100 monthly regional (toll)
                                                                                          calling. The customers' BTNs must be
                                                                                          PIC'd to Bell Atlantic.

BUSINESS LINK (NY)                PER CONTRACT                                            Conversions from Econopath or Virtual
- 2 YR CONTRACT                                   3204       (*)              (*)         WATS will be treated as new sales.
                                                                                          Conversions form LVD will be compensated
                                                                                          at half the annual usage rate.
------------------------------------------------------------------------------------------------------------------------------------

                                                                        1/1/2000
                                                                Revised 4/1/2000

                             Proprietary Information
   Not for Use or Disclosure Outside Bell Atlantic Without Written Permission

                                   APPENDIX A
              2000 AGENT PLAN NETWORK SERVICES PRODUCT LIST (NORTH)



LOCAL & TOLL PRODUCTS & SERVICES
------------------------------------------------------------------------------------------------------------------------------------
PRODUCT                           DESCRIPTION     PRODUCT    COMPENSATION     REVENUE
                                  UNIT            CODE       VALUE            VALUE                     RESTRICTIONS
------------------------------    -----------     -------    ------------     -------     -----------------------------------------
WINBACKS                                                                                  Winbacks will be paid at 100% of the new
                                                                                          value for the products that come back to
                                                                                          Bell Atlantic. All regular restrictions
                                                                                          will apply, including the 6 month
                                                                                          disconnect rule.
------------------------------------------------------------------------------------------------------------------------------------
PIC FREEZE (DO NOT TOUCH         PER LINE                                                 Compensable products are
BELL ATLANTIC)                                    5007       (*)              (*)         NEW POTS LINES and new and existing
                                                                                          CENTREX Product family. Not Compensable
                                                                                          are ALL TRUNKS and station numbers, ISDN
                                                                                          spids. Not available in certain
                                                                                          geographic areas.
------------------------------------------------------------------------------------------------------------------------------------

                                                                        1/1/2000
                                                                Revised 4/1/2000

                             Proprietary Information
   Not for Use or Disclosure Outside Bell Atlantic Without Written Permission

                                   APPENDIX A
              2000 AGENT PLAN NETWORK SERVICES PRODUCT LIST (NORTH)



LOCAL & TOLL PRODUCTS & SERVICES
------------------------------------------------------------------------------------------------------------------------------------
PRODUCT                           DESCRIPTION     PRODUCT    COMPENSATION     REVENUE
                                  UNIT            CODE       VALUE            VALUE                     RESTRICTIONS
------------------------------    -----------     -------    ------------     -------     -----------------------------------------
DIALTONE LINES                    PER LINE                                                New sales only (new business line is a
                                                  TBD        (*)              (*)         line that does not replace any existing
                                                                                          Telephone Company Business service Dial
                                                                                          tone lines (e.g., individual message,
                                                                                          auxiliary, Centrex, Intellipath/Centrex,
                                                                                          Foreign Exchange and Trunks). CONVERSION
                                                                                          OF RESIDENTIAL TO BUSINESS SERVICE WILL
                                                                                          NOT BE COMPENSATED.
------------------------------------------------------------------------------------------------------------------------------------
WORKSMART                         PER LINE                                                To receive the associated 10-30%
- 1 YEAR                                          4011       (*)              (*)         monthly discounts and a 50% discount
- 2 YEAR                                          4012       (*)              (*)         off the service order charge, the
- 3 YEAR                                          4013       (*)              (*)         customer must commit to a verbal
                                                                                          contract, commit their local and
                                                                                          intraLATA toll usage to Bell Atlantic
                                                                                          and their basic local service must be
                                                                                          provided over Bell Atlantic access
                                                                                          lines. Failure to meet any of these
                                                                                          conditions of subscribership will result
                                                                                          in the application of a $50 termination
                                                                                          fee.
------------------------------------------------------------------------------------------------------------------------------------
REMOTE CALL FORWARDING            PER PATH                                                NONE
                                                  3080       (*)              (*)
------------------------------------------------------------------------------------------------------------------------------------

                                                                        1/1/2000
                                                                Revised 4/1/2000

                             Proprietary Information
   Not for Use or Disclosure Outside Bell Atlantic Without Written Permission

 APPENDIX A - 2000 AUTHORIZED SALES AGENT NETWORK SERVICES PRODUCT LIST (SOUTH)

Messaging Products & Services...................................................Page 1

Centrex Products & Services.....................................................Page 2

CO Features.....................................................................Page 5

Basic Data Products & Services - DDS............................................Page 6

Basic Data Products & Services - DS1............................................Page 7

Basic Data Products & Services - DS3............................................Page 8

Fast Packet Products & Services - FDDI/TLS......................................Page 9

Fast Packet Products & Services - FRAME RELAY 4MBPS/6MBPS/22MBPS/24MBPS.........Page 10

Fast Packet Products & Services - FRAME Relay 56K/384K..........................Page 11

Fast Packet Products & Services - 1MBPS.........................................Page 12

Fast Packet Products & Services - DS3...........................................Page 13

Fast Packet Products & Services - SMDS..........................................Page 14

ATM.............................................................................Page 18

ISDN Products & Services........................................................Page 19

New Network Products & Services - XDSL..........................................Page 20

Other Data Products & Services - TV Services....................................Page 21

Local & Toll Products & Services................................................Page 22



                                                                        1/1/2000

                             Proprietary Information
   Not for Use or Disclosure Outside Bell Atlantic Without Written Permission

                                   APPENDIX A

              2000 AGENT PLAN NETWORK SERVICES PRODUCT LIST (SOUTH)

MESSAGING PRODUCTS & SERVICES
-----------------------------------------------------------------------------------------------------------------------------------
            PRODUCT               DESCRIPTION     PRODUCT    COMPENSATION     REVENUE
                                      UNIT         CODE          VALUE         VALUE                  RESTRICTIONS
------------------------------    -----------     -------    ------------     -------     -----------------------------------------
  ANSWER CALL                     MAILBOX         A3011      (*)              (*)         NONE
------------------------------------------------------------------------------------------------------------------------------------
  CO BASED VOICE MAIL             MAILBOX         A3012      (*)              (*)         NONE
------------------------------------------------------------------------------------------------------------------------------------
  VOICE MAIL PAGER NOTIFICATION   PAGER           S3013      (*)              (*)         NONE
------------------------------------------------------------------------------------------------------------------------------------
  AUTO ATTENDANT BASIC            PER SYSTEM      S3014      (*)              (*)         NONE

  AUTO ATTENDANT STANDARD         PER SYSTEM      S3015      (*)              (*)

  AUTO ATTENDANT PREMIUM          PER SYSTEM      S3016      (*)              (*)

------------------------------------------------------------------------------------------------------------------------------------
  UPGRADE FROM BASIC OR           PER SYSTEM      S3017      (*)              (*)         NONE
  STANDARD TO PREMIUM
------------------------------------------------------------------------------------------------------------------------------------
  FAX SERVICES                    PER SYSTEM      S3018      (*)              (*)
------------------------------------------------------------------------------------------------------------------------------------


                                                                        1/1/2000
                                                                Revised 4/1/2000

                             Proprietary Information

   Not for Use or Disclosure Outside Bell Atlantic Without Written Permission

                                   APPENDIX A

              2000 AGENT PLAN NETWORK SERVICES PRODUCT LIST (SOUTH)


CENTREX PRODUCTS & SERVICES
-----------------------------------------------------------------------------------------------------------------------------------
            PRODUCT               DESCRIPTION     PRODUCT    COMPENSATION     REVENUE
                                      UNIT         CODE          VALUE         VALUE                  RESTRICTIONS
------------------------------    -----------     -------    ------------     -------     -----------------------------------------
   CENTREX SYSTEMS - NEW                                                                  Engineered Centrex Systems
  - NO CONTRACT                   PER LINE        S1102      (*)              (*)         under 75 lines are not
  - 1 YEAR CONTRACT                               S1103      (*)              (*)         eligible for compensation.
  - 2 YEAR CONTRACT                               S1104      (*)              (*)         Conversions of CustoPAK or
  - 3 YEAR CONTRACT                               S1105      (*)              (*)         CustoFLEX 2100 to Centrex
  - 4 YEAR CONTRACT                               S1106      (*)              (*)         are not eligible for
  - >  = 5 YEAR CONTRACT                          S1107      (*)              (*)         compensation except
  - ADDITIONAL LINES                              A1012      (*)              (*)         Engineered Centrex  Systems
                                                                                          over 75 lines.
------------------------------------------------------------------------------------------------------------------------------------
  CENTREX CONTRACT RENEWALS                                                               Only contracts within nine
  - 3 YEAR CONTRACT               PER LINE        S1030      (*)              (*)         months of expiration are
  - 4 YEAR CONTRACT                               S1031      (*)              (*)         eligible for renewal.
  - > OR = TO 5 YEAR CONTRACT                     S1032      (*)              (*)         Resigns available only on
                                                                                          systems over 75 lines.
------------------------------------------------------------------------------------------------------------------------------------



                                                                        1/1/2000
                                                                Revised 4/1/2000

                             Proprietary Information

   Not for Use or Disclosure Outside Bell Atlantic Without Written Permission

                                   APPENDIX A

              2000 AGENT PLAN NETWORK SERVICES PRODUCT LIST (SOUTH)


CENTREX PRODUCTS & SERVICES
-----------------------------------------------------------------------------------------------------------------------------------
            PRODUCT               DESCRIPTION     PRODUCT    COMPENSATION     REVENUE
                                      UNIT         CODE          VALUE         VALUE                  RESTRICTIONS
------------------------------    -----------     -------    ------------     -------     -----------------------------------------
  CUSTOFLEX 2100-NEW
  - NO CONTRACT                   PER LINE        S1400      (*)              (*)
  - 1 YEAR CONTRACT                               S1401      (*)              (*)
  - 2 YEAR CONTRACT                               S1402      (*)              (*)
  - 3 YEAR CONTRACT                               S1403      (*)              (*)
  - 4 YEAR CONTRACT                               S1404      (*)              (*)
  - >  = 5 YEAR CONTRACT                          S1405      (*)              (*)
  - ADDITIONAL LINES                              S1406      (*)              (*)
------------------------------------------------------------------------------------------------------------------------------------
  CUSTOFLEX 2100 CONTRACT
  RENEWALS
  - 2 YEAR CONTRACT                                                                      Only contracts within nine
  - 3 YEAR CONTRACT               PER LINE        S1407      (*)              (*)        months of expiration are
  - 4 YEAR CONTRACT                               S1408      (*)              (*)        eligible for renewal.
  - >  = 5 YEAR CONTRACT                          S1409      (*)              (*)
                                                  S1410      (*)              (*)
------------------------------------------------------------------------------------------------------------------------------------
  CUSTOPAK - NEW                                                                         Conversions of Engineered
 - NEW SYSTEM                     PER LINE        S1300      (*)              (*)        Centrex or CustoFLEX 2100 to
 - ADD LINES                                      S1300      (*)              (*)        CustoPAK are not eligible
                                                                                         for Comp.
------------------------------------------------------------------------------------------------------------------------------------
 OPTIONAL WIRE MAINTENANCE        PER LINE        S6003      (*)              (*)        Not available on Key/PBX or
 SENTRY 1                                         S6000      (*)              (*)        RCF.

------------------------------------------------------------------------------------------------------------------------------------
 SENTRY 2                         PER LINE        S6001      (*)              (*)        Not available on RCF.
 SENTRY 3                                         S6002      (*)              (*)
------------------------------------------------------------------------------------------------------------------------------------



                                                                        1/1/2000
                                                                Revised 4/1/2000

                             Proprietary Information

   Not for Use or Disclosure Outside Bell Atlantic Without Written Permission

                                   APPENDIX A

              2000 AGENT PLAN NETWORK SERVICES PRODUCT LIST (SOUTH)


CENTREX PRODUCTS & SERVICES - CONVERSIONS
-----------------------------------------------------------------------------------------------------------------------------------
            PRODUCT               DESCRIPTION     PRODUCT    COMPENSATION     REVENUE
                                      UNIT         CODE          VALUE         VALUE                  RESTRICTIONS
------------------------------    -----------     -------    ------------     -------     -----------------------------------------
  NON-ENGINEERED CENTREX                                                                  Conversions of Engineered
  (ESP - PA, BVP - NJ,            PER LINE                                                Centrex not compensable.
  BUS PAK - C&P)
  TO CUSTOPAK
  - INCREMENTAL LINES                             S1301      (*)              (*)
  - EXISTING LINES                                S1302      (*)              (*)
------------------------------------------------------------------------------------------------------------------------------------
  CENTREX (Eng or Non-Eng)/       PER LINE                                                Paid when converting
  CUSTOPAK TO CUSTOFLEX 2100                                                              Engineered Centrex,
   - NO CONTRACT                                  S1411      (*)              (*)         Non-Engineered Centrex (ESP,
        - 1 YEAR CONTRACT                         S1412      (*)              (*)         BVP & BusPak), or CustoPAK
        - 2 YEAR CONTRACT                         S1413      (*)              (*)         to CustoFLEX 2100.
        - 3 YEAR CONTRACT                         S1414      (*)              (*)
        - 4 YEAR CONTRACT                         S1415      (*)              (*)
        - > OR = 5 YEAR CONTRACT                  S1416      (*)              (*)
------------------------------------------------------------------------------------------------------------------------------------
  CUSTOPAK/CUSTOFLEX 2100         PER LINE                                                Paid when converting
  TO CENTREX                                                                              CustoFLEX 2100 or CustoPAK
  - NO CONTRACT                                   S1308      (*)              (*)         to Centrex over 75 lines.
        - 1 YEAR CONTRACT                         S1303      (*)              (*)
        - 2 YEAR CONTRACT                         S1304      (*)              (*)
        - 3 YEAR CONTRACT                         S1305      (*)              (*)
        - 4 YEAR CONTRACT                         S1306      (*)              (*)
        - > OR = 5 YEAR CONTRACT                  S1307      (*)              (*)
------------------------------------------------------------------------------------------------------------------------------------



                                                                        1/1/2000
                                                                Revised 4/1/2000

                             Proprietary Information

   Not for Use or Disclosure Outside Bell Atlantic Without Written Permission

                                   APPENDIX A

              2000 AGENT PLAN NETWORK SERVICES PRODUCT LIST (SOUTH)


CO FEATURES
-----------------------------------------------------------------------------------------------------------------------------------
            PRODUCT               DESCRIPTION     PRODUCT    COMPENSATION     REVENUE
                                      UNIT         CODE          VALUE         VALUE                  RESTRICTIONS
------------------------------    -----------     -------    ------------     -------     -----------------------------------------
  LINE FEATURES                   PER LINE                                                Features that are part of
                                                                                          the Centrex, CustoPAK, or
  CATEGORY I                                                                              CustoFLEX 2100 monthly rate
  CALL BLOCK                                      S4020      (*)              (*)         are not compensable.
  CALL WAITING                                    S4021      (*)              (*)
  FIXED CALL FORWARDING                           S4022      (*)              (*)
  REPEAT CALL                                     S4023      (*)              (*)
  RETURN CALL                                     S4024      (*)              (*)
  THREE WAY CALLING                               S4025      (*)              (*)
  CALL FORWARD                                    S4026      (*)              (*)

  CATEGORY II
  CALLER ID                                       S4040      (*)              (*)
  CALLER ID DELUXE                                S4041      (*)              (*)
  CALLER ID UPGRADE                               S4042      (*)              (*)
  IDENTA RING                                     S4043      (*)              (*)
  ULTRA FORWARD                                   S4044      (*)              (*)
  ULTRA FORWARD UPGRADE                           S4045      (*)              (*)
  CENTREX ULTRA FORWARD                           S4046      (*)              (*)
  CALL WAITING DELUXE                             S4047      (*)              (*)
  CALL WAITING DELUXE UPGRADE                     S4048      (*)              (*)

  CENTREX CALLER ID                               S4049      (*)              (*)
  CENTREX CALLER ID DELUXE                        S4050      (*)              (*)
  CENTREX CALLER ID UPGRADE                       S4051      (*)              (*)
-----------------------------------------------------------------------------------------------------------------------------------



                                                                        1/1/2000
                                                                Revised 4/1/2000

                             Proprietary Information

   Not for Use or Disclosure Outside Bell Atlantic Without Written Permission

                                   APPENDIX A

              2000 AGENT PLAN NETWORK SERVICES PRODUCT LIST (SOUTH)


BASIC DATA PRODUCTS & SERVICES - DDS
-----------------------------------------------------------------------------------------------------------------------------------
            PRODUCT               DESCRIPTION     PRODUCT    COMPENSATION     REVENUE
                                      UNIT         CODE          VALUE         VALUE                  RESTRICTIONS
------------------------------    -----------     -------    ------------     -------     -----------------------------------------
  DDS/DCS                         PER CHANNEL                                             Channel terminations sold
  - MONTH - MONTH                 TERM            S2034      (*)              (*)         between a customer's
  - 2 YEAR CONTRACT                               S2035      (*)              (*)         location and an
  - 3 YEAR CONTRACT                               S2036      (*)              (*)         Interexchange Carrier's POP
  - > OR = 5 YEAR CONTRACT                        S2037      (*)              (*)         are compensated only when
                                                                                          the channel terminations are
                                                                                          billed to the customer and
                                                                                          not the Interexchange
                                                                                          Carrier.
-----------------------------------------------------------------------------------------------------------------------------------
  DDS/DSC -  TERM CONVERSION OF   PER CHANNEL                                             Must remain End User Billed.
  EXISTING CIRCUITS               TERM                                                    Paid when month to month is
  - 2 YEAR CONTRACT                               S2038      (*)              (*)         converted to contract or
  - 3 YEAR CONTRACT                               S2039      (*)              (*)         when contract is within nine
  - > = OR 5 YEAR CONTRACT                        S2040      (*)              (*)         months of expiration.
-----------------------------------------------------------------------------------------------------------------------------------
  DDS/DSC - MOVE OF EXISTING      PER CHANNEL                                             Must remain End User Billed.
  CIRCUITS WITHIN ONE YEAR OF     TERM                                                    Paid when moving a circuit
  INSTALL                                                                                 within one year of installation.
  - 2 YEAR CONTRACT                               S2041      (*)              (*)
  - 3 YEAR CONTRACT                               S2042      (*)              (*)
  - > = OR 5 YEAR CONTRACT                        S2043      (*)              (*)
-----------------------------------------------------------------------------------------------------------------------------------



                                                                        1/1/2000
                                                                Revised 4/1/2000

                             Proprietary Information

   Not for Use or Disclosure Outside Bell Atlantic Without Written Permission

                                   APPENDIX A

              2000 AGENT PLAN NETWORK SERVICES PRODUCT LIST (SOUTH)


BASIC DATA PRODUCTS & SERVICES - DS1
-----------------------------------------------------------------------------------------------------------------------------------
            PRODUCT               DESCRIPTION     PRODUCT          COMPENSATION       REVENUE
                                      UNIT         CODE               VALUE            VALUE                  RESTRICTIONS
------------------------------    -----------  -------------   ------------------     -------     ----------------------------------
  DS1 - NEW                       PER CHANNEL                  1ST CHAN  2ND CHAN                 Channel terminations sold
  - MONTH - MONTH                 TERM         S2060 S2060B      (*)       (*)        (*)         between a customer's
  - 2 YEAR CONTRACT                            S2061 S2061B      (*)       (*)        (*)         location and an
  - 3 YEAR CONTRACT                            S2062 S2062B      (*)       (*)        (*)         Inter-exchange Carrier's POP
  - > OR = 5 YEAR CONTRACT                     S2063 S2063B      (*)       (*)        (*)         are compensated only when
                                                                                                  the channel terminations are
                                                                                                  billed to the customer and
                                                                                                  not the Interexchange
                                                                                                  Carrier.
-----------------------------------------------------------------------------------------------------------------------------------
  DS1 - TERM CONVERSIONS/         PER CHANNEL                                                     Must remain End User Billed
        EXTENSIONS                TERM                                                            Paid when month to month is
  - 2 YEAR CONTRACT                               S2064               (*)             (*)         converted to contract or
  - 3 YEAR CONTRACT                               S2065               (*)             (*)         when contract is within nine
  - > OR = 5 YEAR CONTRACT                        S2066               (*)             (*)         months of expiration.
-----------------------------------------------------------------------------------------------------------------------------------
  DS1 - MOVES WITHIN ONE YEAR     PER CHANNEL                                                     Must remain End User Billed
  - 2 YEAR CONTRACT               TERM            S2067               (*)             (*)         Paid when moving a circuit
  - 3 YEAR CONTRACT                               S2068               (*)             (*)         within one year of
  - > OR = 5 YEAR CONTRACT                        S2069               (*)             (*)         installation.
-----------------------------------------------------------------------------------------------------------------------------------
  DUAL WIRE CENTER - DS1          PER CHANNEL                                                     DS1 application is rarely
  - MONTH TO MONTH                TERM            S2077               (*)             (*)         approved.
  - 2 OR 3 YEAR CONTRACT                          S2078               (*)             (*)
  - 5 YEAR CONTRACT                               S2079               (*)             (*)
-----------------------------------------------------------------------------------------------------------------------------------
  ALTERNATE WIRE CENTER           PER CHANNEL
  - DS1                           TERM            S2080               (*)             (*)
-----------------------------------------------------------------------------------------------------------------------------------
  DIGITAL HAND-OFF                PER CIRCUIT     S2009               (*)             (*)
-----------------------------------------------------------------------------------------------------------------------------------



                                                                        1/1/2000
                                                                Revised 4/1/2000

                             Proprietary Information

   Not for Use or Disclosure Outside Bell Atlantic Without Written Permission

                                   APPENDIX A

              2000 AGENT PLAN NETWORK SERVICES PRODUCT LIST (SOUTH)


BASIC DATA PRODUCTS & SERVICES - DS3
-----------------------------------------------------------------------------------------------------------------------------------
            PRODUCT               DESCRIPTION     PRODUCT    COMPENSATION     REVENUE
                                      UNIT         CODE          VALUE         VALUE                  RESTRICTIONS
------------------------------    -----------     -------    ------------     -------     -----------------------------------------
  DS3 - NEW                       PER CHANNEL                                             Channel terminations sold
  - MONTH - MONTH                 TERM            S2410      (*)              (*)         between a customer's
  - 3 YEAR CONTRACT                               S2411      (*)              (*)         location and an
  - > OR = 5 YEAR CONTRACT                        S2412      (*)              (*)         Interexchange Carrier's POP
                                                                                          are compensated only when
                                                                                          the channel terminations are
                                                                                          billed to the customer and
                                                                                          not the Interexchange
                                                                                          Carrier.
-----------------------------------------------------------------------------------------------------------------------------------
  DS3 - TERM CONVERSION/          PER CHANNEL                                             Must remain End User
        EXTENSION                 TERM                                                    Billed. Paid when month to
  - 3 YEAR CONTRACT                               S2413      (*)              (*)         month is converted to
  - 5 YEAR CONTRACT                               S2414      (*)              (*)         contract or when contract is
                                                                              (*)         within nine months of
                                                                                          expiration.
-----------------------------------------------------------------------------------------------------------------------------------
  DS3 - MOVES WITHIN ONE YEAR OF  PER CHANNEL                                             Must remain End User
  INSTALL                         TERM                                                    Billed. Paid when moving a
  - 3 YEAR CONTRACT                               S2415      (*)              (*)         circuit within one year of
  - > OR = 5 YEAR CONTRACT                        S2416      (*)              (*)         installation.

-----------------------------------------------------------------------------------------------------------------------------------
  DUAL WIRE CENTER - DS3          PER CHANNEL
  - MONTH TO MONTH                TERM            S2417      (*)              (*)
  - 2 OR 3 YEAR CONTRACT                          S2418      (*)              (*)
  - 5 YEAR CONTRACT                               S2419      (*)              (*)
-----------------------------------------------------------------------------------------------------------------------------------
  ALTERNATE WIRE CENTER           PER CHANNEL
                                  TERM
  - DS3                                           S2420      (*)              (*)
-----------------------------------------------------------------------------------------------------------------------------------
  CUSTOM                          SEE COMP.       CUST       (*)              (*)         Must be approved by Comp.
                                  PLAN                                                    staff prior to installation.
                                                                                          Refer to Comp. Plan.

-----------------------------------------------------------------------------------------------------------------------------------


                                                                        1/1/2000
                                                                Revised 4/1/2000

                             Proprietary Information

   Not for Use or Disclosure Outside Bell Atlantic Without Written Permission

                                   APPENDIX A

              2000 AGENT PLAN NETWORK SERVICES PRODUCT LIST (SOUTH)


FAST PACKET PRODUCTS & SERVICES - FDDI/TRANSPARENT LAN SERVICE (TLS)
-----------------------------------------------------------------------------------------------------------------------------------
            PRODUCT               DESCRIPTION     PRODUCT    COMPENSATION     REVENUE
                                      UNIT         CODE          VALUE         VALUE                  RESTRICTIONS
------------------------------    -----------     -------    ------------     -------     -----------------------------------------
  FDDI/FNS - NEW                  PER PORT                                                Channel terminations sold
  -  4 MBPS                                       S2224      (*)              (*)         between a customer's
  - 10 MBPS                                       S2225      (*)              (*)         location and an
  - 16 MBPS                                       S2226      (*)              (*)         Interexchange Carrier's POP
                                                                                          are compensated only when
                                                                                          the channel terminations are
                                                                                          billed to the customer and
                                                                                          not the Interexchange
                                                                                          Carrier.
-----------------------------------------------------------------------------------------------------------------------------------
  FDDI WIRE SPEED LAN             PER SYSTEM
  - 4 MBPS                                        S2228      (*)              (*)
  - 10 MBPS                                       S2229      (*)              (*)
  - 16 MBPS                                       S2230      (*)              (*)
-----------------------------------------------------------------------------------------------------------------------------------
  TRANSPARENT LAN SERVICE - 10M   PER SYSTEM
  - 3 YEAR                                        A2750      (*)              (*)
  - 5 YEAR                                                   (*)              (*)
-----------------------------------------------------------------------------------------------------------------------------------
  TRANSPARENT LAN SERVICE-100M    PER SYSTEM
  - 3 YEAR                                        A2751      (*)              (*)
  - 5 YEAR                                                   (*)              (*)
-----------------------------------------------------------------------------------------------------------------------------------


                                                                        1/1/2000
                                                                Revised 4/1/2000

                             Proprietary Information

   Not for Use or Disclosure Outside Bell Atlantic Without Written Permission

                                   APPENDIX A

              2000 AGENT PLAN NETWORK SERVICES PRODUCT LIST (SOUTH)


FAST PACKET PRODUCTS & SERVICES - FRAME RELAY 56K/384K
-----------------------------------------------------------------------------------------------------------------------------------
            PRODUCT               DESCRIPTION     PRODUCT    COMPENSATION     REVENUE
                                      UNIT         CODE          VALUE         VALUE                  RESTRICTIONS
------------------------------    -----------     -------    ------------     -------     -----------------------------------------
  FRAME RELAY - 56 K              PER CIRCUIT                                             Channel terminations sold
  - MONTH - MONTH                                 S2189      (*)              (*)         between a customer's
  - 3 YEAR CONTRACT                               S2190      (*)              (*)         location and an
  - > OR = 5 YEAR CONTRACT                        S2191      (*)              (*)         Interexchange Carrier's POP
                                                                                          are compensated only when
                                                                                          the channel terminations are
                                                                                          billed to the customer and
                                                                                          not the Interexchange
                                                                                          Carrier.
-----------------------------------------------------------------------------------------------------------------------------------
  FRAME RELAY - TERM              PER CIRCUIT                                             Must remain End User
  CONVERSION - 56K                                                                        Billed. Paid when month to
  - 3 YEAR CONTRACT                               S2192      (*)              (*)         month is converted to
  - > OR = 5 YEAR CONTRACT                        S2193      (*)              (*)         contract or when contract is
                                                                                          within nine months of
                                                                                          expiration.
-----------------------------------------------------------------------------------------------------------------------------------
  FRAME RELAY - MOVES - 56K       PER CIRCUIT                                             Must remain End User
  WITHIN ONE YEAR OF INSTALL                                                              Billed.  Paid when moving a
  - 3 YEAR CONTRACT                               S2194      (*)              (*)         circuit within one year of
  - > OR = 5 YEAR CONTRACT                        S2195      (*)              (*)         installation.
-----------------------------------------------------------------------------------------------------------------------------------
  FRAME RELAY - 384K              PER CIRCUIT                                             Channel terminations sold
  - MONTH - MONTH                                 S2196      (*)              (*)         between a customer's
  - 3 YEAR CONTRACT                               S2197      (*)              (*)         location and an
  - > OR = 5 YEAR CONTRACT                        S2198      (*)              (*)         Interexchange Carrier's POP
                                                                                          are compensated only when
                                                                                          the channel terminations are
                                                                                          billed to the customer and
                                                                                          not the Interexchange Carrier
-----------------------------------------------------------------------------------------------------------------------------------


                                                                        1/1/2000
                                                                Revised 4/1/2000

                             Proprietary Information

   Not for Use or Disclosure Outside Bell Atlantic Without Written Permission

                                   APPENDIX A

              2000 AGENT PLAN NETWORK SERVICES PRODUCT LIST (SOUTH)


FAST PACKET PRODUCTS & SERVICES - 1MBPS
-----------------------------------------------------------------------------------------------------------------------------------
            PRODUCT               DESCRIPTION     PRODUCT    COMPENSATION     REVENUE
                                      UNIT         CODE          VALUE         VALUE                  RESTRICTIONS
------------------------------    -----------     -------    ------------     -------     -----------------------------------------
  FRAME RELAY - 1 MBPS            PER CIRCUIT                                             Channel terminations sold
  - MONTH - MONTH                                 S2201      (*)              (*)         between a customer's
  - 3 YEAR CONTRACT                               S2202      (*)              (*)         location and an
  - > OR = 5 YEAR CONTRACT                        S2203      (*)              (*)         Interexchange Carrier's POP
                                                                                          are compensated only when
                                                                                          the channel terminations are
                                                                                          billed to the customer and
                                                                                          not the Interexchange Carrier
-----------------------------------------------------------------------------------------------------------------------------------
  FRAME RELAY - TERM              PER CIRCUIT                                             Must remain End User
  CONVERSION - 1 MBPS                                                                     Billed. Paid when month to
  - 3 YEAR CONTRACT                               S2204      (*)              (*)         month is converted to
  - > OR = 5 YEAR CONTRACT                        S2205      (*)              (*)         contract or when contract is
                                                                                          within nine months of
                                                                                          expiration.
-----------------------------------------------------------------------------------------------------------------------------------
  FRAME RELAY - MOVES - 1MBPS     PER CIRCUIT                                             Must remain End User
  WITHIN ONE YEAR OF INSTALL                                                              Billed. Paid when moving a
  - 3 YEAR CONTRACT                               S2206      (*)              (*)         circuit within one year of
  - > OR = 5 YEAR CONTRACT                        S2207      (*)              (*)         installation.
-----------------------------------------------------------------------------------------------------------------------------------


                                                                        1/1/2000
                                                                Revised 4/1/2000

                             Proprietary Information

   Not for Use or Disclosure Outside Bell Atlantic Without Written Permission

                                   APPENDIX A

              2000 AGENT PLAN NETWORK SERVICES PRODUCT LIST (SOUTH)


FAST PACKET PRODUCTS & SERVICES - FRAME RELAY 4MBPS/6MBPS/22MBPS/24MBPS
-----------------------------------------------------------------------------------------------------------------------------------
            PRODUCT               DESCRIPTION     PRODUCT    COMPENSATION     REVENUE
                                      UNIT         CODE          VALUE         VALUE                  RESTRICTIONS
------------------------------    -----------     -------    ------------     -------     -----------------------------------------
  FRAME RELAY - 4MBPS             PER CIRCUIT                                             Channel terminations sold
  -- 3 YEAR CONTRACT                              S2208      (*)              (*)         between a customer's
  -- 5 YEAR CONTRACT                              S2209      (*)              (*)         location and an
                                                                                          Interexchange Carrier's POP are
                                                                                          compensated only when the channel
                                                                                          terminations are billed to the
                                                                                          customer and not Interexchange
                                                                                          Carrier.
-----------------------------------------------------------------------------------------------------------------------------------
  FRAME RELAY - 6 MBPS            PER CIRCUIT
  - 3 YEAR CONTRACT                               S2212      (*)              (*)         See above
  - 5 YEAR CONTRACT                               S2213      (*)              (*)
-----------------------------------------------------------------------------------------------------------------------------------
  FRAME RELAY - 22 MBPS           PER CIRCUIT
  - 3 YEAR CONTRACT                               S2216      (*)              (*)        See above
  - 5 YEAR CONTRACT                               S2217      (*)              (*)
-----------------------------------------------------------------------------------------------------------------------------------
  FRAME RELAY - 24 MBPS           PER CIRCUIT
  - 3 YEAR CONTRACT                               S2220      (*)              (*)        See above
  - 5 YEAR CONTRACT                               S2221      (*)              (*)
-----------------------------------------------------------------------------------------------------------------------------------

                                                                        1/1/2000
                                                                Revised 4/1/2000

                             Proprietary Information

   Not for Use or Disclosure Outside Bell Atlantic Without Written Permission

                                   APPENDIX A

              2000 AGENT PLAN NETWORK SERVICES PRODUCT LIST (SOUTH)


FAST PACKET PRODUCTS & SERVICES - DS3
-----------------------------------------------------------------------------------------------------------------------------------
            PRODUCT               DESCRIPTION     PRODUCT    COMPENSATION     REVENUE
                                      UNIT         CODE          VALUE         VALUE                  RESTRICTIONS
------------------------------    -----------     -------    ------------     -------     -----------------------------------------
  FRAME RELAY - DS3               PER CIRCUIT                                            Channel terminations sold
  - 3 YEAR CONTRACT                               S2222      (*)              (*)        between a customer's
  - > OR = 5 YEAR CONTRACT                        S2223      (*)              (*)        location and an Interexchange Carrier's
                                                                                         POP are compensated only when the
                                                                                         channel terminations are billed to the
                                                                                         customer and not the Interexchange
                                                                                         Carrier
-----------------------------------------------------------------------------------------------------------------------------------
  FRAME RELAY - TERM              PER CIRCUIT                                            Must remain End User
  CONVERSION - DS3                                                                       Billed.  Paid when month to
  - 3 YEAR CONTRACT                                S2267     (*)              (*)        month is converted to
  - > OR = 5 YEAR CONTRACT                         S2268     (*)              (*)        contract or when contract is
                                                                                         within nine months of
                                                                                         expiration.
-----------------------------------------------------------------------------------------------------------------------------------
  FRAME RELAY - MOVES - DS3       PER CIRCUIT                                            Must remain End User
  WITHIN ONE YEAR OF INSTALL                                                             Billed.  Paid when moving a
  - 3 YEAR CONTRACT                                S2269     (*)              (*)        circuit within one year of
  - > OR = 5 YEAR CONTRACT                         S2270     (*)              (*)        installation.
-----------------------------------------------------------------------------------------------------------------------------------

                                                                        1/1/2000
                                                                Revised 4/1/2000

                             Proprietary Information

   Not for Use or Disclosure Outside Bell Atlantic Without Written Permission

                                   APPENDIX A

              2000 AGENT PLAN NETWORK SERVICES PRODUCT LIST (SOUTH)


FAST PACKET PRODUCTS & SERVICES - SMDS
-----------------------------------------------------------------------------------------------------------------------------------
            PRODUCT               DESCRIPTION     PRODUCT    COMPENSATION     REVENUE
                                      UNIT         CODE          VALUE         VALUE                  RESTRICTIONS
------------------------------    -----------     -------    ------------     -------     -----------------------------------------
  SMDS - MONTH - MONTH            PER CIRCUIT                                             Channel terminations sold
  - 56 KBS                                        A2804      (*)              (*)         between a customer's
  - 1 MBPS                                        A2812      (*)              (*)         location and an
  - HIGH SPEED                                    A2820      (*)              (*)         Interexchange Carrier's POP
                                                                                          are compensated only when the channel
                                                                                          terminations are billed to the customer
                                                                                          and not the Interexchange Carrier.
                                                                                          Compensation covers bundled port and
                                                                                          access. No compensation for individual
                                                                                          components. The DS3 associated with SMDS
                                                                                          56KBPS, 1MBPS and High Speed FCC Tariff
                                                                                          is not eligible for separate
                                                                                          compensation.
-----------------------------------------------------------------------------------------------------------------------------------

                                                                        1/1/2000
                                                                Revised 4/1/2000

                             Proprietary Information

   Not for Use or Disclosure Outside Bell Atlantic Without Written Permission

                                   APPENDIX A

              2000 AGENT PLAN NETWORK SERVICES PRODUCT LIST (SOUTH)


FAST PACKET PRODUCTS & SERVICES - SMDS
-----------------------------------------------------------------------------------------------------------------------------------
            PRODUCT               DESCRIPTION     PRODUCT    COMPENSATION     REVENUE
                                      UNIT         CODE          VALUE         VALUE                  RESTRICTIONS
------------------------------    -----------     -------    ------------     -------     -----------------------------------------
  SMDS - TWO YEAR                 PER CIRCUIT                                             Channel terminations sold
  - 56 KBS                                        A2805      (*)              (*)         between a customer's
  - 1 MBPS                                        A2813      (*)              (*)         location and an
  - HIGH SPEED                                    A2821      (*)              (*)         Inter-exchange Carrier's POP
                                                                                          are compensated only when the channel
                                                                                          terminations are billed to the customer
                                                                                          and not the Interexchange Carrier.
                                                                                          Compensation covers bundled port and
                                                                                          access. No compensation for individual
                                                                                          components. The DS3 associated with SMDS
                                                                                          56KBPS, 1MBPS and High Speed FCC Tariff
                                                                                          is not eligible for separate
                                                                                          compensation.
-----------------------------------------------------------------------------------------------------------------------------------

                                                                        1/1/2000
                                                                Revised 4/1/2000

                             Proprietary Information

   Not for Use or Disclosure Outside Bell Atlantic Without Written Permission

                                   APPENDIX A

              2000 AGENT PLAN NETWORK SERVICES PRODUCT LIST (SOUTH)


FAST PACKET PRODUCTS & SERVICES - SMDS
-----------------------------------------------------------------------------------------------------------------------------------
            PRODUCT               DESCRIPTION     PRODUCT    COMPENSATION     REVENUE
                                      UNIT         CODE          VALUE         VALUE                  RESTRICTIONS
------------------------------    -----------     -------    ------------     -------     -----------------------------------------
  SMDS - THREE YEAR               PER CIRCUIT                                             Channel terminations sold
  - 56 KBS                                        A2806      (*)              (*)         between a customer's
  - 1 MBPS                                        A2814      (*)              (*)         location and an
  - HIGH SPEED                                    A2822      (*)              (*)         Interexchange Carrier's POP
                                                                                          are compensated only when the channel
                                                                                          terminations are billed to the customer
                                                                                          and not the Interexchange Carrier.
                                                                                          Compensation covers bundled port and
                                                                                          access. No compensation for individual
                                                                                          components. The DS3 associated with SMDS
                                                                                          56KBPS, 1MBPS and High Speed FCC Tariff
                                                                                          is not eligible for separate
                                                                                          compensation.
-----------------------------------------------------------------------------------------------------------------------------------
  SMDS - > OR= TO FIVE YEAR       PER CIRCUIT                                             Channel terminations sold
  - 56 KBS                                        A2807      (*)              (*)         between a customer's
  - 1 MBPS                                        A2815      (*)              (*)         location and an
  - HIGH SPEED                                    A1823      (*)              (*)         Interexchange Carrier's POP
                                                                                          are compensated only when the channel
                                                                                          terminations are billed to the customer
                                                                                          and not the Interexchange Carrier.
                                                                                          Compensation covers bundled port and
                                                                                          access. No compensation for individual
                                                                                          components. The DS3 associated with SMDS
                                                                                          56KBPS, 1MBPS and High Speed FCC Tariff
                                                                                          is not eligible for separate
                                                                                          compensation.
-----------------------------------------------------------------------------------------------------------------------------------

                                                                        1/1/2000
                                                                Revised 4/1/2000

                             Proprietary Information

   Not for Use or Disclosure Outside Bell Atlantic Without Written Permission

                                   APPENDIX A

              2000 AGENT PLAN NETWORK SERVICES PRODUCT LIST (SOUTH)


FAST PACKET PRODUCTS & SERVICES - SMDS CONVERSIONS/MOVES
-----------------------------------------------------------------------------------------------------------------------------------
            PRODUCT               DESCRIPTION     PRODUCT    COMPENSATION     REVENUE
                                      UNIT         CODE          VALUE         VALUE                  RESTRICTIONS
------------------------------    -----------     -------    ------------     -------     -----------------------------------------
  SMDS -PRODUCT  CONVERSION       PER CIRCUIT                                             Must remain End User
  - 1 MBPS                                        A2826      (*)              (*)         Billed.  Paid when upgrading
  - HIGH SPEED                                    A2827      (*)              (*)         speeds.  Minimum of
                                                                                          remaining contract length of
                                                                                          initial product.
-----------------------------------------------------------------------------------------------------------------------------------
  SMDS -TERM CONVERSION           PER CIRCUIT                                             Must remain End User Billed.
  -56 KBS                                         A2831      (*)              (*)         Paid when month to month is
  - 1 MBPS                                        A2832      (*)              (*)         converted to contract or
  - HIGH SPEED                                    A2833      (*)              (*)         when contract is within nine
                                                                                          months of expiration.
-----------------------------------------------------------------------------------------------------------------------------------
  SMDS - MOVES WITHIN ONE YEAR    PER CIRCUIT                                             Must remain End User
  OF INSTALL - 1 MBPS                                                                     Billed.  Paid when moving a
  - 2 YEAR CONTRACT                               A2840      (*)              (*)         circuit within one year of
  - 3 YEAR CONTRACT                               A2841      (*)              (*)         installation.
  - > OR = 5 YEAR CONTRACT                        A2842      (*)              (*)
-----------------------------------------------------------------------------------------------------------------------------------
   SMDS - MOVES WITHIN ONE YEAR   PER CIRCUIT                                             Must remain End User
   OF INSTALL - HIGH SPEED                                                                Billed.  Paid when moving a
  - 2 YEAR CONTRACT                               A2843      (*)              (*)         circuit within one year of
  - 3 YEAR CONTRACT                               A2844      (*)              (*)         installation.
  - > OR = 5 YEAR CONTRACT                        A2845      (*)              (*)
-----------------------------------------------------------------------------------------------------------------------------------

                                                                        1/1/2000
                                                                Revised 4/1/2000

                             Proprietary Information

   Not for Use or Disclosure Outside Bell Atlantic Without Written Permission

                                   APPENDIX A

              2000 AGENT PLAN NETWORK SERVICES PRODUCT LIST (SOUTH)


ATM
-----------------------------------------------------------------------------------------------------------------------------------
            PRODUCT               DESCRIPTION     PRODUCT    COMPENSATION     REVENUE
                                      UNIT         CODE          VALUE         VALUE                  RESTRICTIONS
------------------------------    -----------     -------    ------------     -------     -----------------------------------------
  ATM - DS1                                                                               Channel terminations sold
         3 YEAR                       PER         S2622      (*)              (*)         between a customer's
         5 YEAR                   USER NETWORK    S2623      (*)              (*)         location and an Interexchange Carrier's
                                   INTERFACE                                              POP are compensated only when the
                                                                                          channel terminations are billed to the
                                                                                          customer and not the Interexchange
                                                                                          Carrier.
-----------------------------------------------------------------------------------------------------------------------------------
  ATM - DS3                                                                               Channel terminations sold
        3 YEAR                        PER         S2626      (*)              (*)         between a customer's
        5 YEAR                    USER NETWORK    S2627      (*)              (*)         location and an Interexchange Carrier's
                                   INTERFACE                                              POP are compensated only when the
                                                                                          channel terminations are billed to the
                                                                                          customer and not the Interexchange
                                                                                          Carrier.
-----------------------------------------------------------------------------------------------------------------------------------
  SONET - OC3                     PER NODE                                                Channel terminations sold
        3 YEAR                                    S2630      (*)              (*)         between a customer's
        5 YEAR                                    S2631      (*)              (*)         location and an Interexchange Carrier's
                                                                                          POP are compensated only when the
                                                                                          channel terminations are billed to the
                                                                                          customer and not the Interexchange
                                                                                          Carrier.
-----------------------------------------------------------------------------------------------------------------------------------

                                                                        1/1/2000
                                                                Revised 4/1/2000

                             Proprietary Information

   Not for Use or Disclosure Outside Bell Atlantic Without Written Permission

                                   APPENDIX A

              2000 AGENT PLAN NETWORK SERVICES PRODUCT LIST (SOUTH)


ISDN PRODUCTS & SERVICES
-----------------------------------------------------------------------------------------------------------------------------------
            PRODUCT               DESCRIPTION     PRODUCT    COMPENSATION     REVENUE
                                      UNIT         CODE          VALUE         VALUE                  RESTRICTIONS
------------------------------    -----------     -------    ------------     -------     -----------------------------------------
  ISDN BRI                        PER LINE        A2110      (*)              (*)
-----------------------------------------------------------------------------------------------------------------------------------
  ISDN PRI                        PER LINE                                                CLID - Calling Line
  WITHOUT CLID                                                                            Identification
  - MONTH - MONTH                                 S2250      (*)              (*)
  - 2 YEAR                                        S2251      (*)              (*)
  - 3 YEAR                                        S2252      (*)              (*)
  - 5 YEAR                                        S2253      (*)              (*)
  WITH CLID

  - MONTH - MONTH                                 S2257      (*)              (*)
  - 2 YEAR                                        S2258      (*)              (*)
  - 3 YEAR                                        S2259      (*)              (*)
  - 5 YEAR                                        S2260      (*)              (*)
-----------------------------------------------------------------------------------------------------------------------------------
  ISDN PRI CONVERSION             PER LINE                                                CLID - Calling Line
  WITHOUT CLID                                                                            Identification
  - 2 YEAR                                        S2254      (*)              (*)
  - 3 YEAR                                        S2255      (*)              (*)         Paid when month to month is
  - 5 YEAR                                        S2256      (*)              (*)         converted to contract or
  WITH CLID                                                                               when contract is within nine
  - 2 YEAR                                        S2261      (*)              (*)         months of expiration
  - 3 YEAR                                        S2262      (*)              (*)
  - 5 YEAR                                        S2263      (*)              (*)
-----------------------------------------------------------------------------------------------------------------------------------
  ISDN-PRI HUBBING                PER PORT
  - MONTH-MONTH                                   S2264      (*)              (*)
  - 3 YEAR                                        S2265      (*)              (*)
  - 5 YEAR                                        S2266      (*)              (*)
-----------------------------------------------------------------------------------------------------------------------------------
  IPRS - 64K                      PER PORT
  - 3 YEAR                                        A2732      (*)              (*)
  - 5 YEAR                                        A2733      (*)              (*)
-----------------------------------------------------------------------------------------------------------------------------------
  IPRS - DS1                      PER PORT
  - 3 YEAR                                        A2735      (*)              (*)
  - 5 YEAR                                        A2736      (*)              (*)
-----------------------------------------------------------------------------------------------------------------------------------

                                                                        1/1/2000
                                                                Revised 4/1/2000

                             Proprietary Information

   Not for Use or Disclosure Outside Bell Atlantic Without Written Permission

                                   APPENDIX A

              2000 AGENT PLAN NETWORK SERVICES PRODUCT LIST (SOUTH)


NEW NETWORK PRODUCTS & SERVICES - XDSL SERVICES
-----------------------------------------------------------------------------------------------------------------------------------
            PRODUCT               DESCRIPTION     PRODUCT    COMPENSATION     REVENUE
                                      UNIT         CODE          VALUE         VALUE                  RESTRICTIONS
------------------------------    -----------     -------    ------------     -------     -----------------------------------------
  ADSL                            PER LINE
  - 640/90                                        A2700      (*)              (*)
  - 1.6/90                                        A2701      (*)              (*)
  - 7.1/680                                       A2702      (*)              (*)
-----------------------------------------------------------------------------------------------------------------------------------
  SDSL                            PER LINE
  - 128                                           A2711      (*)              (*)        Not available until given
  - 256                                           A2712      (*)              (*)        notice by Bell Atlantic
  - 384                                           A2713      (*)              (*)
  - 512                                           A2714      (*)              (*)
  - 768                                           A2715      (*)              (*)
-----------------------------------------------------------------------------------------------------------------------------------


NEW BAIS PRODUCTS & SERVICES - DSL SERVICES
-----------------------------------------------------------------------------------------------------------------------------------
            PRODUCT               DESCRIPTION     PRODUCT    COMPENSATION     REVENUE
                                      UNIT         CODE          VALUE         VALUE                  RESTRICTIONS
------------------------------    -----------     -------    ------------     -------     -----------------------------------------
  Infospeed DSL Plus              PER LINE        A2170      (*)              (*)
  - 640K
  - 1.6M
  - 7.1M
-----------------------------------------------------------------------------------------------------------------------------------

                                                                        1/1/2000
                                                                Revised 4/1/2000

                             Proprietary Information

   Not for Use or Disclosure Outside Bell Atlantic Without Written Permission

                                   APPENDIX A

              2000 AGENT PLAN NETWORK SERVICES PRODUCT LIST (SOUTH)


OTHER DATA PRODUCTS & SERVICES - TV SERVICES
-----------------------------------------------------------------------------------------------------------------------------------
            PRODUCT               DESCRIPTION     PRODUCT    COMPENSATION     REVENUE
                                      UNIT         CODE          VALUE         VALUE                  RESTRICTIONS
------------------------------    -----------     -------    ------------     -------     -----------------------------------------
  TV-1 MULTI-CHANNEL VIDEO        PER CHANNEL
    1.2 GBPS                      TERMINATION
  - 5 YEAR                                        S2503      (*)              (*)
  - 10 YEAR                                       S2504      (*)              (*)
-----------------------------------------------------------------------------------------------------------------------------------
  TV-1 SINGLE CHANNEL VIDEO       PER CHANNEL
    140 MBPS                      TERMINATION                                             Compensation paid only for
  - MONTH TO MONTH                                S2505      (*)              (*)         full time circuits, not part
                                                                                          time.
-----------------------------------------------------------------------------------------------------------------------------------
  SERIAL COMPONENT SERVICE        PER CHANNEL                                             One year minimum contract
  1 YEAR                          TERMINATION     A2500      (*)              (*)         Service Discount Plan
  3 YEAR                                          A2501      (*)              (*)         Available
  5 YEAR                                          A2502      (*)              (*)
-----------------------------------------------------------------------------------------------------------------------------------

                                                                        1/1/2000
                                                                Revised 4/1/2000

                             Proprietary Information

   Not for Use or Disclosure Outside Bell Atlantic Without Written Permission

                                   APPENDIX A

              2000 AGENT PLAN NETWORK SERVICES PRODUCT LIST (SOUTH)


LOCAL & TOLL PRODUCTS & SERVICES
-----------------------------------------------------------------------------------------------------------------------------------
            PRODUCT               DESCRIPTION     PRODUCT    COMPENSATION     REVENUE
                                      UNIT         CODE          VALUE         VALUE                  RESTRICTIONS
------------------------------    -----------     -------    ------------     -------     -----------------------------------------
  DIALTONE LINES                  PER LINE        A3070      (*)               (*)         New POTS sales only (new
                                                                                           business line is a line that
                                                                                           does not replace any
                                                                                           existing Telephone Company
                                                                                           Business service Dial tone
                                                                                           lines.)
-----------------------------------------------------------------------------------------------------------------------------------
  REMOTE CALL FORWARDING          EACH PATH       A3080      (*)               (*)
-----------------------------------------------------------------------------------------------------------------------------------
  KEY CONNECTIONS                 PER BTN         S3060      (*)               (*)         Not available DC.  Not
                                                                                           available with MVP/MVP PLUS
                                                                                           At least one line must be L
                                                                                           PIC'd to Bell Atlantic for
                                                                                           compensation.  All other
                                                                                           tariff rules and regulations
                                                                                           apply.
-----------------------------------------------------------------------------------------------------------------------------------

                                                                        1/1/2000
                                                                Revised 4/1/2000

                             Proprietary Information

   Not for Use or Disclosure Outside Bell Atlantic Without Written Permission

                                   APPENDIX A

              2000 AGENT PLAN NETWORK SERVICES PRODUCT LIST (SOUTH)


LOCAL & TOLL PRODUCTS & SERVICES
-----------------------------------------------------------------------------------------------------------------------------------
            PRODUCT               DESCRIPTION     PRODUCT    COMPENSATION     REVENUE
                                      UNIT         CODE          VALUE         VALUE                  RESTRICTIONS
------------------------------    -----------     -------    ------------     -------     -----------------------------------------
 REWARDING CONNECTIONS:           PER ACCOUNT     S3050      (*)              (*)         Target customers will have
 - NEW OR EXISTING                                                                        at least $125 per month in
 - POTS                                                                                   local and toll usage billing
 - PBX TRUNKS                                                                             per account.  The primary
 - ISDN CUSTOMER                                                                          focus of Rewarding
                                                                                          Connections is on local and toll
                                                                                          retention. Not available in the District
                                                                                          of Columbia. Requires all lines to be L
                                                                                          PIC'd to Bell Atlantic. All tariff rules
                                                                                          and regulations apply.

 CUSTOPAK

 - NEW OR EXISTING                                S3051      (*)              (*)         Requires all customer's
                                                                                          lines be PIC'd to Bell Atlantic.

 CUSTOFLEX 2100
 - EXISTING                                       S3052      (*)              (*)

 CUSTOFLEX 2100 - NEW

 - MONTH - MONTH                                  S3053      (*)              (*)
 - 1 YEAR CONTRACT                                S3054      (*)              (*)
 - 2 -3 YEAR CONTRACT                             S3055      (*)              (*)
 - = OR > 4 YEAR CONTRACT                         S3056      (*)              (*)

                                                                                          Compensable products are NEW
 PIC FREEZE (DO NOT TOUCH BELL    PER LINE                                                POTS LINES and new and
 ATLANTIC)                                        S5000      (*)              (*)         existing CENTREX Product
                                                                                          family.
                                                                                          Not Compensable are ALL
                                                                                          TRUNKS, station numbers, and
                                                                                          ISDN spids.
                                                                                          Not available in certain
                                                                                          geographic areas.
-----------------------------------------------------------------------------------------------------------------------------------

                                                                          Page 1
                                                               Contract #BJ16212

                               AMENDMENT NO. 2 TO
                       THE BELL ATLANTIC AUTHORIZED AGENT

                      NETWORK SERVICES MARKETING AGREEMENT

          This Amendment No. 2 to the Bell Atlantic Authorized Agent Network Services Marketing Agreement ("Agreement") is made this first day of January, 1999, by and between USTeleCenters, a Delaware corporation with principal offices located at 745 Atlantic Avenue, Boston, MA 02111-2626 (hereinafter referred to as "Agent"), and Bell Atlantic Network Services, Inc., a Delaware corporation with principal offices located at 1310 North Court House Road, Arlington, Virginia 2220l (hereinafter referred to as "BANSI").

          WHEREAS, BANSI and Agent are parties to the Agreement which authorizes Agent to act as BANSI's non-exclusive agent for the marketing of Telephone Company Services; and

          WHEREAS, BANSI and Agent intend for Agent to serve as both a telemarketing agent as well as a premises agent for the states of Delaware, New Jersey, Maryland, Pennsylvania, Virginia, Washington DC, West Virginia, New York, New Hampshire, Massachusetts, Maine, Rhode Island and Vermont ("Telemarketing Area");

NOW, THEREFORE, THE PARTIES AGREE AS FOLLOWS:

          1. In the Telemarketing Area, Agent is authorized to make sales both through telemarketing and customer premises visits. Unless otherwise authorized in writing, Agent may not telemarket outside of the Telemarketing Area.

          2. When Agent is acting as a telemarketer, Agent shall proactively contact Customers over the telephone for purposes of closing a sale over the phone.

          3. When Agent is acting as a telemarketer, Agent shall comply with all guidelines, rules and principles established by BANSI, including, without limitation, the following:

          (a) Agent shall have the capability and all necessary equipment to provide, and shall provide, in-house and remote telephone monitoring (as specified by BANSI) of sales and marketing calls handled by Agent. BANSI shall have the right to monitor any calls remotely or otherwise without prior written notice to Agent.

          (b) Agent shall have the necessary technology to block, and shall block within forty-eight (48) hours of receiving a Do Not Contact List from BANSI, all telephone numbers included on that list which shall set forth the names and/or numbers of Customers who are not to be contacted by Agent for the marketing and sale of Services.


1/1/99

                          Confidential and Proprietary

                                                                          Page 2
                                                               Contract #BJ16212


          (c) As prescribed by BANSI, Agent shall tape record and verify each sale or, in the alternative at BANSI's discretion, Agent shall provide a letter of authorization from a Customer authorizing Agent to place an order for purchase of Services on behalf of that Customer.

          (d) Agent shall submit to BANSI, for BANSI's prior approval, all call scripts and guides to be used by Agent in marketing or selling the Services.

          (e) Agent shall limit and manage the number of contacts with potential or actual Customers per year or quarter as instructed by BANSI, and shall report detailed calling activity hereunder to BANSI upon BANSI's request.

          IN WITNESS WHEREOF, each party has caused this Amendment No. 2 to the Agreement to be executed by its duly authorized representative as of the date above written.

BELL ATLANTIC                                      USTELECENTERS
NETWORK SERVICES, INC

Name:    Linda Waddell                             Name: Franklin A. Reece III

By:      /s/ Linda Waddell                         By: /s/ Franklin A. Reece III

Title:   Director                                  Title: President
         Channel Strategies

Date:                                              Date:


5/1/98

                          Confidential and Proprietary

                                   APPENDIX A

         2000 AGENT PLAN NETWORK SERVICES PRODUCT LIST (TELESALES ONLY)


CENTREX PRODUCTS & SERVICES
-----------------------------------------------------------------------------------------------------------------------------------
            PRODUCT               DESCRIPTION     PRODUCT    COMPENSATION     REVENUE
                                      UNIT         CODE          VALUE         VALUE                  RESTRICTIONS
------------------------------    -----------     -------    ------------     -------     -----------------------------------------
  CUSTOPAK - NEW                                                                          Conversions of Engineered
 - NEW SYSTEM/ADD LINES           PER LINE        S1300T     (*)              (*)         Centrex or CustoFLEX 2100
                                                                                          to CustoPAK are not
                                                                                          eligible for Comp.
-----------------------------------------------------------------------------------------------------------------------------------


                                                                        1/1/2000

                             Proprietary Information
   Nor for Use or Disclosure Outside Bell Atlantic Without Written Permission

                                   APPENDIX A

         2000 AGENT PLAN NETWORK SERVICES PRODUCT LIST (TELESALES ONLY)


CO FEATURES
-----------------------------------------------------------------------------------------------------------------------------------
            PRODUCT               DESCRIPTION     PRODUCT    COMPENSATION     REVENUE
                                      UNIT         CODE          VALUE         VALUE                  RESTRICTIONS
------------------------------    -----------     -------    ------------     -------     -----------------------------------------
  LINE FEATURES                   PER LINE
                                                                                          Features that are part of
  CATEGORY  I                                                                             the Centrex, CustoPAK, or
  CALL BLOCK                                      A4020T     (*)              (*)         CustoFLEX 2100 monthly rate
  CALL WAITING                                    A4021T     (*)              (*)         are not compensable.
  FIXED CALL FORWARDING                           A4022T     (*)              (*)
  REPEAT CALL                                     A4023T     (*)              (*)
  RETURN CALL                                     A4024T     (*)              (*)
  THREE WAY CALLING                               A4025T     (*)              (*)
  CALL FORWARD                                    A4026T     (*)              (*)

  CATEGORY II
  CALLER ID                                       N4100 (N)  (*)              (*)
  CALLER ID (POTS)                                A4040T (S) (*)              (*)

  CALLER ID DELUXE                                N4101 (N)  (*)              (*)
  CALLER ID DELUXE (POTS)                         S4041TD (S)(*)              (*)

  CALLER ID UPGRADE (POTS)                        A4042T     (*)              (*)
  IDENTA RING                                     A4043T     (*)              (*)
  ULTRA FORWARD                                   A4044T     (*)              (*)
  ULTRA FORWARD UPGRADE                           A4045T     (*)              (*)
  CENTREX ULTRA FORWARD                           A4046T     (*)              (*)
  CALL WAITING DELUXE                             N4104 (N)  (*)              (*)
                                                  A4047T (S) (*)              (*)
  CALL WAITING DELUXE UPGRADE                     A4048T     (*)              (*)

  CENTREX CALLER ID                               N4102 (N)  (*)              (*)
                                                  A4049T (S) (*)              (*)
  CENTREX CALLER ID DELUXE                        N4103 (N)  (*)              (*)
                                                  A4050T (S) (*)              (*)
  CENTREX CALLER ID UPGRADE                       A4051T     (*)              (*)
-----------------------------------------------------------------------------------------------------------------------------------


                                                                        1/1/2000

                             Proprietary Information
   Nor for Use or Disclosure Outside Bell Atlantic Without Written Permission

                                   APPENDIX A

         2000 AGENT PLAN NETWORK SERVICES PRODUCT LIST (TELESALES ONLY)

OTHER PRODUCTS & SERVICES
-----------------------------------------------------------------------------------------------------------------------------------
            PRODUCT               DESCRIPTION     PRODUCT    COMPENSATION     REVENUE
                                      UNIT         CODE          VALUE         VALUE                  RESTRICTIONS
------------------------------    -----------     -------    ------------     -------     -----------------------------------------
REMOTE CALL FORWARDING            EACH PATH       3080 (N)   (*)              (*)
YELLOW PAGES                                      A4017T(S)
-----------------------------------------------------------------------------------------------------------------------------------

                                                                        1/1/2000

                             Proprietary Information
   Nor for Use or Disclosure Outside Bell Atlantic Without Written Permission